UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material Under Rule 240.14a-12
MGM Resorts International
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2026

PROXY STATEMENT

ANNUAL NOTICE OF MEETING OF STOCKHOLDERS

May 6, 2026 at 10:00am PT

MGM 美高梅
GYMKHANA
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MGM RESORTS INTERNATIONAL®

LETTER FROM OUR CEO AND PRESIDENT

Dear MGM Resorts International Stockholders:

Your company delivered outstanding performance this year, achieving major milestones and setting new benchmarks throughout 2025. Our success begins with our employees, who set a new annual record for Net Promoter Scores among our top tier Gold+ customers and played a crucial role in delivering another year of record results. MGM Resorts delivered record consolidated net revenues in a year highlighted by all-time high performance from MGM China and transformative progress at BetMGM.

MGM China rose above intense competition, maintaining full year market share above 16% and sustaining strong margins, culminating in record Segment Adjusted EBITDAR in 2025. Select investments in premium mass and high-end products—such as new villas, new suites, and the Alpha Gaming Club—enhanced the guest experience, while non-gaming entertainment offerings such as the Macau 2049 residency show and the Poly Art Museum drove additional engagement. These initiatives support increases in visitation and premium player counts. We also put in place liquidity enhancements such as the expanded revolving credit facility, which further strengthened MGM China’s financial position. The year concluded with MGM China increasing its branding fee structure, generating meaningful additional cash flow for MGM Resorts.

BetMGM delivered a nearly $470 million improvement in annual EBITDA by elevating customer engagement and significantly improving marketing efficiency through more targeted acquisition and retention strategies. Importantly, 2025 marked the beginning of recurring cash distributions back to MGM Resorts, totaling $135 million during the year, with more to come in the future.

Las Vegas remained the company’s foundational engine throughout the year, even as the market normalized after several years of extraordinary growth. The luxury offerings continued to reinforce a reputation for excellence—from premiere dining additions such as Gymkhana and Carbone Riviera, to the exclusive, sold-out Bellagio Fountain Club at the Formula 1 Las Vegas Grand Prix. By year-end, Las Vegas showed clear signs of stabilization, supported by a fully refreshed MGM Grand room inventory returning online and strong convention demand, which complemented the continued strength of our luxury offerings as evidenced by Bellagio and Aria, which together grew EBITDAR by a mid-single-digit percentage in 2025. Additionally, the second year of our strategic relationship with Marriott delivered meaningful benefits, contributing 900,000 room nights.

Regional Operations provided stability throughout 2025, consistently offsetting broader market volatility. The segment achieved record slot win in multiple quarters while targeted capital investments, such as upgraded VIP offerings at Borgata, drove outperformance, and reinforced MGM Resorts’ strategy of elevating the guest experience while strengthening long-term returns.

MGM Digital also made substantial progress, delivering strong revenue growth across multiple international markets, including Brazil, Sweden, and the Netherlands. The launch of the in-house sportsbook platform in Brazil and the MGM Live Studio in Las Vegas marked significant steps toward building a scalable global digital ecosystem.

International development advanced meaningfully across the year. MGM Osaka broke ground and moved swiftly through early construction progress, remaining on schedule for a 2030 opening and aided by a low cost of capital yen-denominated financing. In Dubai, construction of Bellagio, Aria, and MGM Grand hotel towers continued toward a planned opening in the second half of 2028.

In 2025, we repurchased 37.5 million shares, reducing shares outstanding by almost 50% since the beginning of 2021.

By year-end, MGM Resorts emerged with a strengthened balance sheet, expanded cash flow streams, and a robust global growth pipeline. With contributions from Las Vegas Strip Resorts, Regional Operations, MGM China, BetMGM, and—over time—MGM Digital and international development projects, the company enters 2026 well-positioned for future growth and continued momentum across all business segments.

Sincerely,

Bill Hornbuckle

Chief Executive Officer and President

3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

VIRTUAL ANNUAL MEETING

This year’s Annual Meeting will be held exclusively online. You may attend and vote during the Annual Meeting via live audio webcast on the Internet at www.virtualshareholdermeeting.com/MGM2026. While you will not be able to attend the Annual Meeting in person, holding the meeting online enables increased stockholder attendance since stockholders can participate from any location around the world.

As described in proxy materials for the Annual Meeting, you are entitled to virtually attend the Annual Meeting, vote and submit questions online by visiting www.virtualshareholdermeeting.com/MGM2026. You may submit questions in advance of the meeting until 8:59 p.m., Pacific Time on May 5, 2026 by going to www.proxyvote.com and logging in with your control number. During the meeting, we will endeavor to answer as many questions submitted by stockholders in advance of the meeting as time permits if the questions comply with our Annual Meeting Rules of Conduct, which will be made available prior to the Annual Meeting once stockholders are logged in. Following the Annual Meeting, we will address any appropriate questions that were posed and not otherwise answered directly with the submitting shareholder. We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. You will need your control number included on your Notice of Internet Availability of Proxy Materials or Proxy Card (if you receive a printed copy of the proxy materials) in order to be able to vote during the Annual Meeting. We encourage you to access the Annual Meeting webcast prior to the start time. Online check-in will begin at 9:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting log in page.

ANNUAL MEETING PROPOSALS

1 ELECTION	2 RATIFICATION	3 APPROVAL	OTHER BUSINESS
to elect directors to the Board of Directors	to ratify the selection of the independent registered public accounting firm for the year ending December 31, 2026	to approve, on an advisory basis, the compensation of our named executive officers	to consider the transaction of any other business as may properly come before the meeting or any adjournments or postponements thereof

PROXY VOTING

Stockholders of record at the close of business on March 13, 2026 are entitled to notice of, and to vote at, the Annual Meeting. Stockholders are requested to join the Annual Meeting on time and, with respect to stockholders whose shares are held in “street name” by a broker, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee.

Your vote is important. Please be sure to vote your shares in favor of the Board of Directors’ recommendations in time for our May 6, 2026 meeting date.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of the matters to be considered at the meeting.

Your Board of Directors unanimously recommends that you vote “FOR” each nominee for director listed in Proposal 1 and “FOR” Proposals 2 and 3.

Paul Salem

Chair of the Board

March 27, 2026

PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD OR SUBMIT YOUR PROXY USING THE INTERNET OR TELEPHONE. Use of the enclosed envelope requires no postage for mailing in the United States.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements in this Proxy Statement that are not historical facts are “forward-looking” statements within the meaning of the safe harbor under the Private Securities Litigation Reform Act of 1995 and other related laws. Such statements involve risks and/or uncertainties, including as described in the Company’s public filings with the U.S. Securities and Exchange Commission (the “SEC”). MGM Resorts International (the “Company”) has based these forward-looking statements on management’s current expectations and assumptions and not on historical facts. Examples of these statements include, but are not limited to, the Company’s expectations regarding its ability to execute on its strategic plan and return value to stockholders. Among the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include effects of economic conditions and market conditions, including elevated levels of inflation, in the markets in which the Company operates and competition with other destination travel locations throughout the United States and the world, the design, timing and costs of expansion projects, risks relating to international operations, permits, licenses, financings, approvals and other contingencies in connection with growth in new or existing jurisdictions, risks relating to cybersecurity and additional risks and uncertainties described in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K reports (including all amendments to those reports). In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise except as required by law.

Historical, current, and forward-looking environmental and social-related statements may be based on standards for measuring progress that are still developing, and internal controls and processes that continue to evolve. Forward-looking and other statements in this document or referenced from this document may also address our corporate responsibility and sustainability progress, plans, and goals. The inclusion of, or reference to, such statements is not an indication that they are necessarily material for the purposes of complying with or reporting pursuant to the U.S. federal securities laws and regulations, even if we use the word “material” or “materiality” in this document. Moreover, the information on or accessible through our website and our other reports discussed herein are not part of or incorporated by reference into this Proxy Statement.

2026 Annual Meeting of Stockholders

2026 ANNUAL MEETING OF STOCKHOLDERS

The form of proxy accompanying this Proxy Statement and the persons named therein as proxies have been approved by, and this solicitation is made on behalf of, the Board of Directors of MGM Resorts International (the “Board”) in connection with the Annual Meeting of Stockholders of MGM Resorts International (the “Annual Meeting”) to be held at the following date, time and place, and at any postponements or adjournments thereof:

May 6, 2026

10:00 a.m. Pacific Time

Via live audio webcast

on the Internet at

www.virtualshareholdermeeting.com/MGM2026

MGM Resorts International, together with its subsidiaries, is referred to herein as the “Company,” “we” or “us,” unless the context indicates otherwise. Matters to be considered and acted upon at the Annual Meeting are set forth in the Notice of Annual Meeting accompanying this Proxy Statement and are more fully described herein. On or about March 27, 2026, we will mail and/or make available this Proxy Statement and the enclosed proxy to each stockholder entitled to vote at the Annual Meeting. The Annual Meeting will begin promptly at 10:00 a.m. Pacific Time. We encourage you to access the Annual Meeting prior to the start time. Online access will be available beginning at 9:45 a.m. Pacific Time. Our Annual Report to Stockholders for the year ended December 31, 2025 accompanies this Proxy Statement.

This year’s Annual Meeting will be held exclusively online. You may attend and vote during the Annual Meeting via live audio webcast on the Internet at www.virtualshareholdermeeting.com/MGM2026. You may submit questions in advance of the meeting until 8:59 p.m., Pacific Time, on May 5, 2026 by going to www.proxyvote.com and logging in with your control number. You will not be able to attend the Annual Meeting in person as there will be no physical meeting location. We expect that in future years we will continue to host a virtual meeting only, which we believe is consistent with our cost reduction efforts to further position your Company for future growth. Furthermore, we believe a virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world.

YOUR VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 6, 2026. The Proxy Statement, Proxy Card and Annual Report are available for review online at www.proxyvote.com.

HOW TO VOTE—STOCKHOLDER OF RECORD

VOTING RIGHTS AND OUTSTANDING SHARES

Only record holders of our Common Stock, $0.01 par value per share (“Common Stock”), as of March 13, 2026 will be entitled to vote at the Annual Meeting. At the close of business on March 13, 2026, there were 255,846,644 shares of Common Stock outstanding and entitled to vote. Each stockholder of record is entitled to one vote for each share of Common Stock held on that date on all matters that may properly come before the Annual Meeting.

You may vote by attending the Annual Meeting virtually, by completing and returning a proxy by mail or by using the internet or telephone. For stockholders who have requested paper copies of our proxy materials, you may submit your proxy by mail by marking your vote on the Company’s enclosed proxy card (the “Proxy Card”), then following the mailing instructions on the Proxy Card. To submit your proxy using the internet or by telephone, see the instructions on the Proxy

MGM Resorts International 2026 Proxy Statement	1

2026 Annual Meeting of Stockholders

Card and have the Notice of Internet Availability or Proxy Card available when you access the internet website or place your telephone call. You may vote by internet or telephone until 8:59 p.m., Pacific Time, on May 5, 2026.

If you are a stockholder of record and wish to virtually attend the Annual Meeting and vote online by visiting www.virtualshareholdermeeting.com/MGM2026, you may do so. You will need your control number included on your Notice of Internet Availability of Proxy Materials or proxy card (if you receive a printed copy of the proxy materials) in order to be able to vote during the Annual Meeting. If you vote by proxy prior to the Annual Meeting and also virtually attend the annual meeting, there is no need to vote again at the annual meeting unless you wish to change your vote. If you are the beneficial owner of Common Stock held in “street name” by a broker and wish to virtually attend the Annual Meeting and vote online at the Annual Meeting, you must obtain a “legal proxy” from the bank, brokerage or other institution holding your Common Stock giving you the right to vote your shares.

All shares of Common Stock represented by properly submitted proxies will be voted at the Annual Meeting in accordance with the directions on the proxies, unless such proxies have previously been revoked. If you are a stockholder of record and submit a Proxy Card with no voting direction indicated, the shares will be voted as the Board recommends, which is as follows:

PROPOSAL ROADMAP	PAGE	RECOMMENDATION
Proposal No. 1: Election of Directors FOR the election of each of the nominees to the Board listed in this Proxy Statement and on the Proxy Card	22	FOR
Proposal No. 2: Ratification of Selection of Independent Registered Public Accounting Firm FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm	34	FOR
Proposal No. 3: Advisory Vote to Approve Executive Compensation FOR the approval, on an advisory basis, of the compensation of our named executive officers	36	FOR

By returning a signed Proxy Card by mail or by duly submitting a proxy by internet or telephone, you will confer discretionary authority on the named proxies to vote on any other business that properly comes before the meeting or any adjournment or postponement thereof for which discretionary authority is permitted. The persons named on the Proxy Card as proxies or their substitutes will vote or act in their discretion with respect to such other matters. Any such matters shall be determined by a majority vote of the votes cast on the matter.

QUORUM AND VOTES REQUIRED

The presence, in person (including virtually) or represented by proxy, of any number of stockholders together holding at least a majority of the total number of issued and outstanding shares of Common Stock is necessary to constitute a quorum at the meeting. Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business.

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, must vote those shares in accordance with your instructions. In accordance with the rules of the New York Stock Exchange (the “NYSE”), certain matters submitted to a vote of stockholders are considered by the NYSE to be “routine” items upon which brokerage firms may vote in their discretion on behalf of their customers if such customers have not furnished voting instructions within a specified period prior to the meeting. The ratification of the selection of the independent registered public accounting firm as our independent auditor for 2026 is considered a routine matter for which brokerage firms may vote shares for which they have not received instructions. The remaining matters to be voted on are considered to be “non-routine,” and brokerage firms that have not received instructions from their customers do not have discretion to vote on these matters.

2	MGM Resorts International 2026 Proxy Statement

2026 Annual Meeting of Stockholders

The below table summarizes the voting requirements to elect directors and to approve each of the proposals in this Proxy Statement:

PROPOSAL	VOTE REQUIRED	BROKER DISCRETIONARY VOTING ALLOWED
1. Election of directors	Majority of votes cast	No
2. Ratification of selection of independent registered public accounting firm	Majority of votes cast	Yes
3. Advisory vote to approve executive compensation	Majority of votes cast	No

Each director shall be elected by a majority of votes cast to hold office until the next annual meeting, unless the election is contested, in which case, directors shall be elected by a plurality of votes cast. Any current director who does not receive a majority of the votes cast in an uncontested election is subject to the Board’s policy regarding resignations, which is set forth in our Corporate Governance Guidelines (as described below). An election shall be contested if, as determined by the Board, the number of nominees exceeds the number of directors to be elected. A majority of votes cast means that the number of votes properly cast “for” a director nominee exceeds the number of votes properly cast “against” such director nominee.

With respect to Proposal 1, neither a vote to “ABSTAIN” nor a broker non-vote, although counted for purposes of determining a quorum, counts as a vote cast or as a vote “against” and therefore will have no effect with respect to the election of directors.

With respect to Proposals 2 and 3, a properly executed proxy marked “ABSTAIN,” although counted for purposes of determining whether there is a quorum, will not be voted “for” or “against”, and, accordingly, an abstention will have no effect on any of these proposals.

Proposal 2 is considered a “routine” matter, for which brokers, banks and other nominees may vote shares for which they have not received instructions. Proposals 1 and 3 are considered “non-routine” matters, for which brokerage firms that have not received instructions from their customers do not have discretion to vote on these matters. There will not be any broker non-votes on Proposal 2 and broker non-votes will have no effect on the outcome of Proposals 1 and 3.

ADJOURNMENT

In accordance with the Company’s Amended and Restated Bylaws, the Chair of the Annual Meeting (or his designee) has the right and authority to convene and (for any or no reason) to recess and/or adjourn the Annual Meeting. For more detail regarding adjournment procedures and the conduct of the Company’s stockholder meetings generally, please see the Company’s Amended and Restated Bylaws.

HOW TO REVOKE OR CHANGE YOUR VOTE

Any proxy may be changed or revoked at any time prior to the Annual Meeting by submitting a new proxy with a later date, by a later telephone or internet vote (subject to the telephone or internet voting deadline), by voting virtually at the Annual Meeting or by submitting a revocation in writing. Written revocations must be directed to: Corporate Secretary, MGM Resorts International, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109; and they must be received by the Corporate Secretary no later than 5:00 p.m., Pacific Time, on May 5, 2026.

HOW THE VOTES WILL BE COUNTED AND WHO WILL CERTIFY THE RESULTS

A representative of Broadridge Financial Solutions, Inc. (“Broadridge”) will act as the independent inspector of elections to count the votes, determine whether a quorum is present, evaluate the validity of proxies and ballots, and certify the results. The final voting results will be reported by us on a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

COSTS OF AND PARTICIPANTS IN SOLICITATION

Your proxy is being solicited by the Board on behalf of the Company and, as such, we will pay the costs of soliciting proxies. Proxies may be solicited on behalf of the Company by our directors, officers, employees or agents in person or by

MGM Resorts International 2026 Proxy Statement	3

2026 Annual Meeting of Stockholders

mail, internet (including by email, the use of our investor relations website and other online channels of communication), telephone, facsimile, town hall meetings, personal interviews, press releases, press interviews, advertisements and investor presentations. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries, upon request, for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of our Common Stock. We have not retained an outside proxy solicitation firm to assist us with the solicitation of proxies.

COPIES OF PROXY MATERIALS

As permitted by the SEC, we are furnishing to stockholders our Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report primarily over the internet. On or about March 27, 2026, we will mail to each of our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the proxy materials via the internet, and how to access the Proxy Card to vote on the internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive, free of charge, paper copies of the proxy materials. If you received the notice, then you will not receive a paper copy of the proxy materials unless you request one.

Stockholders of Record. If your shares are registered in your own name, you may request paper copies of the proxy materials by following the instructions contained in the notice. Stockholders who have already made a permanent election to receive paper copies of the proxy materials will receive a full set of the proxy documents in the mail.

Beneficial Stockholders. If your shares are not registered in your name, you should receive written instructions on how to request paper copies of the proxy materials from your bank or broker. We recommend that you contact your bank or broker if you do not receive these instructions. As the beneficial owner, you have the right to direct your bank, broker or other holder of record how to vote your shares in accordance with the voting instructions you received.

DELIVERY TO A SINGLE HOUSEHOLD TO REDUCE DUPLICATE MAILINGS

Many stockholders hold shares of Common Stock in multiple accounts, which may result in duplicate mailings of the Notice of Internet Availability (or proxy materials) to stockholders who share the same address. Stockholders can avoid receiving duplicate mailings and save us the cost of producing and mailing duplicate documents as follows:

Stockholders of Record. If your shares are registered in your own name and you are interested in consenting to the delivery of a single Notice of Internet Availability (or copy of proxy materials other than proxy cards), go directly to the website at www.proxyvote.com and follow the instructions therein.

Beneficial Stockholders. If your shares are not registered in your own name, your broker, bank, trust or other nominee that holds your shares may have asked you to consent to the delivery of a single Notice of Internet Availability (or copy of proxy materials other than proxy cards) if there are other stockholders who share an address with you. If you currently receive more than one copy of proxy materials at your household and would like to receive only one copy in the future, you should contact your nominee.

Right to Request Separate Copies. If you consent to the delivery of a single Notice of Internet Availability (or copy of proxy materials other than proxy cards) but later decide that you would prefer to receive a separate Notice of Internet Availability (or copy of proxy materials) for each account at your address, then please notify us at the following address: Corporate Secretary, MGM Resorts International, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109, Attention: Stockholder Communications, or your nominee, as applicable, and we or your nominee will promptly deliver such additional proxy materials. If you wish to receive a separate copy of the proxy materials for each account at your address in the future, you may contact Broadridge by calling toll-free 1-866-540-7095 or by writing to Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood NY, 11717.

4	MGM Resorts International 2026 Proxy Statement

2026 Annual Meeting of Stockholders

STOCKHOLDER OUTREACH

We understand the importance of assessing our corporate governance and executive compensation practices regularly. Fiscal year 2025 marked another year that members of senior management, together with the Chair of the Governance and Corporate Responsibility, who also serves as a member of the Human Capital and Compensation Committee and the Audit Committee, engaged in stockholder outreach activities, with a particular focus on gaining feedback related to governance topics, including executive compensation. Following the annual meeting in 2025, we extended meeting invitations to approximately 40% of our stockholder base as of March 13, 2026. Additionally, two of our largest stockholders, holding together approximately 28% of our shares as of March 13, 2026, are represented on the Board and therefore have the opportunity to provide feedback on corporate governance matters, including executive compensation.

MGM Resorts International 2026 Proxy Statement	5

Corporate Governance

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE PRACTICES AT A GLANCE

✓	Robust Director Nominee Selection Process	✓	Stockholder Ability to Act by Written Consent

✓	Significant Board Engagement on Long-Term Growth Through Strategy and Capital Deployment	✓	Periodic Committee Refreshment and Committee Chair Succession

✓	Annual Election of Directors with Majority Voting Standard	✓	Strong and Effective Board Oversight of Risks, Financial Reporting, Compliance Programs and Compensation Practices

✓	Annual Board and Committee Self-Evaluations	✓	Anti-Hedging and Anti-Pledging Policies

✓	Board Orientation and Continuing Education Program	✓	Executive and Director Stock Ownership Guidelines

✓	Codes of Conduct for Directors and Employees	✓	Proxy Access Right

✓	Separate Chair and Chief Executive Officer Roles	✓	Annual “Say on Pay” Advisory Vote

CORPORATE GOVERNANCE GUIDELINES

The Board has adopted Corporate Governance Guidelines setting forth the general principles governing the conduct of our business and the role, functions, duties and responsibilities of the Board, including, but not limited to, such matters as (i) Board composition and membership criteria, (ii) compensation, (iii) director orientation and continuing education, (iv) Board committees, (v) Board leadership, (vi) director access to officers, employees and independent advisors, (vii) management succession, (viii) annual performance evaluations of the Board and its committees and (ix) conflicts of interest and recusal. We believe that these guidelines are in compliance with the applicable listing standards adopted by the NYSE. The Corporate Governance Guidelines are posted and maintained on our website at investors.mgmresorts.com/governance-documents under the caption “Corporate Governance Guidelines.”

CODE OF CONDUCT

The Board has adopted a Code of Business Conduct and Ethics and Conflict of Interest Policy (the “Code of Conduct”) that applies to all of our directors, officers, and employees, including our chief executive officer, chief financial officer and chief accounting officer. The Code of Conduct also applies to all applicable contractors and other agents performing services for or conducting work on our behalf. The Code of Conduct establishes policies and procedures that the Board believes promote integrity, compliance with the law and personal accountability. The Code of Conduct is posted on our website at investors.mgmresorts.com/governance-documents under the caption “Code of Business Conduct and Ethics and Conflict of Interest Policy.” We intend to provide a summary of any material amendments and waivers to the Code of Conduct required to be disclosed under SEC rules at the same website location under the general heading “Governance Documents.” The Code of Conduct is made available to all of our employees in various formats. It is specifically provided to new directors, officers and key employees and is covered annually with all of our directors, officers and key employees, each of whom is required to acknowledge his or her understanding of the Code of Conduct and agree to adhere to the principles contained therein. Additionally, we will provide a copy of the Code of Conduct, free of charge, to any stockholder who requests it in writing to: Corporate Secretary, MGM Resorts International, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109, Attention: Stockholder Communications.

DIRECTOR INDEPENDENCE

For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationships with the Company. The Board has established guidelines to assist in determining director independence, which meet and, in some respects, exceed the independence requirements established by the NYSE’s listing standards. Using these guidelines, which are set forth in Section II of our Corporate Governance Guidelines, and considering information provided by each director and all facts and circumstances the Board deemed relevant, the Board has determined that Mr. Barr, Mr. Diller, Ms. Langley, Mr. Levin, Ms. McKinney-James, Mr. Meister, Mr. Salem, Ms. Swartz, Mr. Taylor, and Mr. Winston who constitute greater than a majority of the Board, are independent under the rules of the

6	MGM Resorts International 2026 Proxy Statement

Corporate Governance

NYSE. In consultation with outside counsel, the Board considered Mr. Diller’s position with Expedia Group, Inc. and the Company’s arms-length business relationship with Care.com, an IAC subsidiary, in connection with its determination that Mr. Diller is independent under the rules of the NYSE.

All members of the Audit Committee, Human Capital and Compensation Committee and Governance and Corporate Responsibility Committee must be independent directors, as defined in the Corporate Governance Guidelines. For the purposes of determining whether a director who is a member of the Audit Committee is independent, the Board applies additional independence standards, including those of the SEC set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the corporate governance rules of the NYSE applicable to audit committee composition. The Board also applies additional independence standards as set forth in the corporate governance rules of the NYSE for the purposes of determining if a director who is a member of the Human Capital and Compensation Committee is independent. The Board has determined that all members of the Audit Committee, Human Capital and Compensation Committee and Governance and Corporate Responsibility Committee are independent and satisfy the relevant Company, NYSE, and SEC additional requirements for the members of such committees.

DIRECTOR STOCK OWNERSHIP GUIDELINES

We recognize the importance of aligning our Board’s interests with those of our stockholders. As a result, the Board maintains stock ownership guidelines for all of our directors that receive compensation from the Company. Under these guidelines, each director is expected to accumulate, by December 31 of the fifth year following the year he or she becomes a director, Company stock having a fair market value equal to five times such director’s annual base cash retainer from time to time. For purposes of these guidelines, shares held in trust or retirement accounts and restricted stock units (“RSUs”) count toward the ownership guidelines. Each director is expected to retain 50% of the net after-tax shares received upon vesting and exercise of equity incentive awards granted until the guidelines are satisfied. In 2012, we adopted a deferred compensation plan for non-employee directors pursuant to which directors may elect to accumulate RSUs earned as equity compensation on a tax-deferred basis, in which case the pre-tax number of shares count toward the ownership guidelines. As of December 31, 2025, all directors serving as of such date were in compliance with these guidelines or on track to comply with these guidelines within the specified time period. The Board also maintains stock ownership guidelines for executive officers, which are described in “Compensation Discussion and Analysis—Executive Summary.”

PROXY ACCESS

Our Amended and Restated Bylaws include “proxy access,” a means for the Company’s stockholders to include stockholder-nominated director candidates in the Company’s proxy materials for annual meetings of stockholders. Proxy access was first made available to stockholders for the Company’s 2016 annual meeting of stockholders. A stockholder, or a group of not more than 20 stockholders (collectively, an “eligible stockholder”), meeting specified eligibility requirements, is generally permitted to include up to two director nominees or, if greater than two, 20% of the number of directors in office as of the last day a notice for nomination may be timely received in the Company’s proxy materials for annual meetings of its stockholders. In order to be eligible to use the proxy access process, an eligible stockholder must, among other requirements, have owned 3% or more of the Company’s outstanding Common Stock continuously for at least three years. Additionally, stockholder nominees must be independent and meet specified criteria. Stockholders will not be entitled to utilize the proxy access process for an annual meeting of stockholders if the Company receives notice through its advance notice bylaw provision that a stockholder intends to nominate a director at such meeting. Use of the proxy access process to submit stockholder nominees is subject to additional eligibility, procedural and disclosure requirements set forth in Section 12 of the Amended and Restated Bylaws.

INFORMATION REGARDING THE BOARD AND BOARD COMMITTEES

As of December 31, 2025, the Board consisted of eleven directors. In 2025, the Board met eight times and had four Committees: the Audit Committee, the Human Capital and Compensation Committee, the Governance and Corporate Responsibility Committee, and the Finance Committee. In May 2025, the Corporate Social Responsibility & Sustainability Committee combined with the Nominating/Corporate Governance Committee to create the Governance and Corporate Responsibility Committee.

Each director attended at least 75% of the total of all meetings of the Board and all committees on which the director served (in each case held during the period that such director served). Directors are expected to attend each annual meeting of stockholders, either virtually or telephonically. Ten of the then current twelve directors attended last year’s virtual annual meeting.

MGM Resorts International 2026 Proxy Statement	7

Corporate Governance

The table below provides membership as of December 31, 2025 and meeting information for each of the Board Committees in 2025.

COMMITTEE MEMBERSHIP (as of 12/31/25)	AUDIT	HUMAN CAPITAL & COMPENSATION	GOVERNANCE AND CORPORATE RESPONSIBILITY*	FINANCE

PAUL SALEM «	●			●

KEITH BARR	●	●

BARRY DILLER				●

WILLIAM J. HORNBUCKLE

JOEY LEVIN				●

DONNA LANGLEY			●

ROSE MCKINNEY- JAMES		●	●

KEITH A. MEISTER	●			●

JAN G. SWARTZ		●	●	●

DANIEL J. TAYLOR	●	●	●

BEN WINSTON		●	●

Total Number of Meetings in 2025	7	6	6	11

● Committee Chair     ● Committee Member    « Chair of the Board

*The number of meetings does not include two meetings held by the Corporate Social Responsibility & Sustainability Committee before it was combined with the Nominating/Corporate Governance Committee to create the Governance and Corporate Responsibility Committee.

8	MGM Resorts International 2026 Proxy Statement

Corporate Governance

Below is a summary of the composition and responsibilities, as of the date of this Proxy Statement, of our Audit, Human Capital and Compensation, Governance and Corporate Responsibility, and Finance Committees, each of which has a written charter available on our website at investors.mgmresorts.com/governance-documents under the captions “Audit Committee Charter,” “Human Capital and Compensation Committee Charter,” “Governance and Corporate Responsibility Committee Charter,” and “Finance Committee Charter.” In addition to the committee membership and responsibilities outlined below, a member of the Board is also designated to serve as liaison to our Compliance Committee.1

AUDIT COMMITTEE CURRENT MEMBERS: Keith A. Meister, Chair Keith Barr Paul Salem Daniel J. Taylor INDEPENDENT: All FINANCIAL EXPERTS: All NYSE/SEC QUALIFIED: All

•

Provides independent, objective
oversight of our financial reporting
system

•

Reviews the adequacy of our
internal controls and financial
reporting process and the reliability
of our financial statements

•

Reviews the independence and
performance of our internal auditors
and independent registered public
accounting firm

•

Reviews our compliance with legal
and regulatory requirements

•

Approves the report that is required
to be included in this Proxy
Statement

•

Appoints the independent
registered public accounting firm;
reviews with such firm the plan,
scope and results of the audit, and
the fees for the services performed;
and periodically reviews such firm’s
performance and independence
from management

•

Meets regularly with our
management, independent
registered public accounting firm,
internal auditors, and the
Compliance Committee, and
reports its findings to the Board

•

Establishes and oversees
procedures for the Company’s
plans to mitigate risks related to
cybersecurity, data protection and
the use and application of artificial
intelligence (AI)

[1]

We have established a compliance committee of professionals who do not serve on our Board (the “Compliance Committee”) to oversee procedures designed to decrease the likelihood that any activities of the Company or any of our affiliates would impugn our reputation or integrity in any of the specific jurisdictions in which we maintain gaming operations, or in the gaming industry in general. We are required by the Nevada Gaming Authorities and the New Jersey Administrative Code to maintain such a Compliance Committee and an associated Compliance Plan.

MGM Resorts International 2026 Proxy Statement	9

Corporate Governance

HUMAN CAPITAL AND COMPENSATION COMMITTEE CURRENT MEMBERS: Jan G. Swartz, Chair Keith Barr Rose McKinney-James Daniel J. Taylor Ben Winston INDEPENDENT: All

•

Ensures that the compensation
program for our executives is
effective in attracting and retaining
key officers and links compensation
to performance and our overall
business strategy

•

Oversees the Company’s policies
and strategies relating to talent
management, leadership
development, employee
engagement and corporate culture

•

Establishes, implements, and
reviews the compensation of our
executive officers, determines the
performance criteria and bonuses to
be granted under the annual
performance-based incentive plans
and administers and approves the
grants of share-based awards and
amendments to the clawback policy

•

Reviews succession planning
process for key management
positions and critical roles (other
than the CEO), including the
professional development of high
potential employees, to ensure that
plans are in place for orderly
succession of the executive
management team

•

Approves the annual Human Capital
and Compensation Committee
report appearing in this Proxy
Statement

•

Reviews and discusses with
management the proposed
Compensation Discussion and
Analysis disclosure and determines
whether to recommend it to the
Board for inclusion in our Proxy
Statement

•

Reviews at least annually the
Company’s compensation policies
and practices generally as they
relate to the Company’s risk
management

GOVERNANCE AND CORPORATE RESPONSIBILITY COMMITTEE CURRENT MEMBERS: Daniel J. Taylor, Chair Donna Langley Rose McKinney-James Jan G. Swartz Ben Winston INDEPENDENT: All

•

Ensures overall adherence to
corporate governance practices

•

Selects director nominees to be
recommended to the Board

•

Oversees the implementation of the
Corporate Governance Guidelines

•

Develops and makes
recommendations to the Board for
specific criteria for selecting
directors

•

Reviews and makes
recommendations to the Board with
respect to membership on
committees of the Board

•

Makes recommendations to the
Board with respect to succession
planning process for the Chief
Executive Officer

•

Oversees the annual self-
evaluations of the Board

•

Follows developments regarding
corporate governance and best
practices related thereto

•

Reviews significant policies and
performance and provides guidance
on matters relating to corporate
responsibility and sustainability

•

Oversees the Company’s
philanthropic programs, community
relations activities, responsible
business programs and reviews
annual charitable contributions
made by the Company

•

Advises the Board and
management on significant public
issues that are pertinent to the
Company and its stakeholders
related to corporate responsibility
and sustainability

10	MGM Resorts International 2026 Proxy Statement

Corporate Governance

FINANCE COMMITTEE CURRENT MEMBERS: Joey Levin, Chair Barry Diller Keith A. Meister Paul Salem Jan G. Swartz INDEPENDENT: All

•

Oversees the Company’s long-range
financial outlook, policies, and objectives

•

Reviews and makes recommendations to the Board with respect to the Company’s capital structure

•

Approves the pricing of debt or equity offerings

•

Oversees the Company’s annual budget, including the Company’s capital plan

• Oversees strategies, financing structures and plans for significant corporate transactions • Oversees the Company’s relationships with, and standing in, the financial community

HUMAN CAPITAL AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2025, and as of the date of this Proxy Statement, none of the members of the Human Capital and Compensation Committee was or is an officer or employee of the Company or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K, and no executive officer of the Company served or serves on the compensation committee or board of any company that employed or employs any member of the Company’s Human Capital and Compensation Committee or Board.

DIRECTOR SELECTION PROCESS

In determining the criteria for Board membership, the Governance and Corporate Responsibility Committee considers the appropriate range of skills, backgrounds and personal characteristics required in light of the then-current makeup of the Board and in the context of the perceived needs of the Company at the time, including, among other things, the following experience and personal attributes:

•	leadership abilities;

•	financial acumen;

•	general and special business experience and expertise;

•	industry knowledge;

•	government experience;

•	other public company directorships;

•	high ethical standards;

•	independence;

•	sound judgment;

•	interpersonal skills;

•	overall effectiveness; and

•	ability to contribute to the diversity of backgrounds represented on the Board.

The Board has not adopted term limits for its members because it recognizes that such arbitrary limitations may result in individuals who distinguish themselves in their board service being precluded from serving on the Board. However, the Board recognizes that economic, social and geo-political factors as well as relevant technologies affecting our global business are continually changing and the skills of our Board members need to keep pace. Accordingly, in re-nominating incumbent members to the Board, the Governance and Corporate Responsibility Committee takes into account the need to regularly refresh the composition of the Board to ensure the Board has the appropriate complement of expertise and recent experience to address the Company’s current and anticipated circumstances and needs.

MGM Resorts International 2026 Proxy Statement	11

Corporate Governance

The matrix below is a summary of the range of skills and experiences that each director nominee brings to the Board. Because it is a summary, it does not include all of the skills, experiences and qualifications that each director offers, and the fact that a particular skill, experience or qualification is not listed does not mean that a director does not possess it.

Board Experience, Skills and Attributes Matrix

	Keith Barr	Barry Diller	William J. Hornbuckle	Rose McKinney- James	Donna Langley	Joey Levin	Keith A. Meister	Paul Salem	Jan G. Swartz	Daniel J. Taylor	Ben Winston

Experience and Skills

Leadership Experience

Financial Experience

Industry Experience

Public Company Directorship Experience

Government Experience

Age*	55	84	68	74	58	46	53	62	56	69	44

Years on the Board*	1	5	5	20	1	5	7	7	8	19	3

*	As of expected Annual Meeting Date.

The Governance and Corporate Responsibility Committee may receive recommendations for Board candidates from various sources, including our stockholders. Pursuant to our proxy access provision set forth in our Amended and Restated Bylaws, stockholders meeting specified eligibility requirements and who provide required information in a timely manner may also nominate individuals for election to be included in our proxy statement for an annual meeting. In addition, from time to time the Governance and Corporate Responsibility Committee also retains an independent third-party search firm to assist in identifying qualified candidates. The Governance and Corporate Responsibility Committee will review all recommended candidates in the same manner regardless of the source of the recommendation. Recommendations from stockholders should be in writing and addressed to: Corporate Secretary, MGM Resorts International, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109, Attention: Stockholder Communications, and must include the proposed candidate’s name, address, age and qualifications together with the information required under federal securities laws and regulations. Stockholder nominations must be received in a timely manner and in accordance with our Amended and Restated Bylaws, and must include the recommending stockholder’s name, address, number of shares of Common Stock beneficially owned, and the length of time such shares have been held. See “Notice Concerning Stockholder Proposals and Nominations” below.

BOARD LEADERSHIP STRUCTURE

Our Corporate Governance Guidelines provide that the roles of Chair of the Board and Chief Executive Officer may be filled by the same or different individuals, which gives the Board the flexibility to determine whether these roles should be combined or separated based on the Company’s circumstances and needs at any given time. The Board has no formal policy regarding whether to combine or separate the position of Chair and Chief Executive Officer but generally believes that such decisions should be made in the context of succession planning. Presently, Mr. Hornbuckle is our Chief Executive Officer and Mr. Salem serves as the independent Chair of the Board as the Board currently believes that the Company and its stockholders are best served by separating the positions of Chair and Chief Executive Officer. While the Board has no current intent to combine the roles, in the event that the roles of the CEO and Chair are combined in the future, the Board would consider appointing a strong lead independent director with a well-defined role similar to the responsibilities undertaken by our current Chair.

The non-management and independent directors meet in regularly scheduled executive sessions without management present and have the opportunity to convene in executive session at every meeting of the Board in their discretion. Executive sessions of the non-management directors are chaired by Mr. Salem. The Chair is responsible for convening executive sessions and setting the agenda. Upon reasonable notice to the other directors, any non-management or independent director may convene an executive session. In addition to the foregoing executive sessions, the independent directors meet at least once every year in an independent director executive session without management or non-independent, non-management directors present and have the opportunity to convene in such an independent director executive session at any meeting of the Board in their discretion or at any regularly scheduled independent director executive session, which independent director executive sessions may be convened by either the Chair or, upon reasonable notice, any independent director.

12	MGM Resorts International 2026 Proxy Statement

Corporate Governance

DIRECTOR EMERITUS DESIGNATION

The Board has adopted a policy in its Corporate Governance Guidelines for the designation of “Director Emeritus” in exceptional circumstances to recognize contributions of an unusually valuable nature to the Company by a former director. A Director Emeritus, although not typically invited to attend Board meetings, may be invited by the Chair to attend certain Board meetings or functions. However, a Director Emeritus is not entitled to attend any Board meeting and may not vote on any business coming before the Board, nor is he or she counted as a member of the Board for the purpose of determining a quorum or for any other purpose. While the Board may determine to compensate a Director Emeritus for his or her advisory and consulting services and a Director Emeritus may be reimbursed for reasonable expenses incurred to attend Board functions to which he or she is invited, a Director Emeritus is not compensated for attendance at such meetings. A Director Emeritus is not a member of the Board or a “director” as that term is used in our Amended and Restated Bylaws, this Proxy Statement or otherwise. There are currently no former directors designated as a Director Emeritus.

DIRECTOR CONTINUING EDUCATION

We are committed to ensuring that our directors remain informed with respect to best practices in corporate governance and engage outside counsel to provide periodic training to our directors on this topic. Each Director is afforded the opportunity to meet with members of our senior management, visit our facilities and consult with independent advisors as necessary or appropriate. Directors are expected to undertake continuing education to properly perform their duties.

DIRECTOR TIME COMMITMENTS

The Board recognizes the value of having directors with significant experience in other businesses and activities, and believes that directors must be prepared to devote the time required to prepare for and attend Board meetings and fulfill their responsibilities effectively. The Company maintains a policy on director time commitments, as disclosed in the Corporate Governance Guidelines. Directors who are full-time executives are expected to serve on no more than three public company boards, unless the Board determines that simultaneous service on more than three such Boards by a full-time executive would not impair the ability of the Director to effectively serve on the Company’s Board. Directors must notify the Corporate Secretary or the Chair of the Governance and Corporate Responsibility Committee in advance of accepting an invitation to serve on another board or Audit Committee.

BOARD DIVERSITY

As noted in the “Director Selection Process” above, among other things, the Governance and Corporate Responsibility Committee considers diversity when assessing the appropriateness of Board membership. Though diversity is not defined in the Corporate Governance Guidelines or in the Governance and Corporate Responsibility Committee’s charter, each of which can be found under their respective captions at investors.mgmresorts.com/governance-documents, diversity is broadly interpreted by the Board to include viewpoints, background, experience and industry knowledge.

STOCKHOLDER AND INTERESTED PARTIES COMMUNICATIONS WITH DIRECTORS

The Board has established a process for stockholders and other interested parties to communicate with members of the Board, the non-management directors as a group and the Chair. All such communications should be in writing and should be addressed to the Corporate Secretary, MGM Resorts International, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109, Attention: Stockholder Communications. All inquiries are reviewed by the Corporate Secretary, who forwards to the Board, the non-management directors or the Chair, as applicable, a summary of all such correspondence and copies of all communications that the Corporate Secretary determines are appropriate and consistent with our operations and policies. Matters relevant to our other departments are directed to such departments with appropriate follow-up to ensure that appropriate inquiries are responded to in a timely manner. Matters relating to accounting, auditing and/or internal controls are referred to the chair of the Audit Committee and included in the report to the Board, together with a report of any action taken to address the matter. The Board or the Audit Committee, as the case may be, may direct such further action deemed necessary or appropriate.

MGM Resorts International 2026 Proxy Statement	13

Corporate Governance

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our Common Stock, to file reports of ownership and changes of ownership with the SEC. The reporting officers, directors and 10% stockholders are also required to furnish us with copies of all Section 16(a) forms that they file. Based solely upon a review of these filings and written representations from such directors and officers, we believe that all required Section 16(a) reports were timely filed during the fiscal year ended December 31, 2025. We have a program to oversee the compliance of our executive officers and directors in their reporting obligations.
INSIDER TRADING POLICY AND PROCEDURES
The Company maintains a written Securities Trading Policy and related supplements which govern the purchase, sale, and other dispositions of our securities by directors, officers and employees, and the Company itself, and are designed to promote compliance with insider trading laws, rules and regulations, and the NYSE listing standards. A copy of the policy and supplements were filed as Exhibits 19.1, 19.2, and 19.3 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

WHERE TO FIND OUR CORPORATE GOVERNANCE DOCUMENTS

We encourage you to view our corporate governance materials on our website,
investors.mgmresorts.com/governance-documents
. The inclusion of our website address here and elsewhere in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. The following information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.

• Board Committee Charters – Audit Committee Charter – Human Capital and Compensation Committee Charter – Governance and Corporate Responsibility Committee Charter – Finance Committee Charter	• Corporate Governance Guidelines • Code of Business Conduct and Ethics and Conflict of Interest Policy

14	MGM Resorts International 2026 Proxy Statement

Corporate Governance

BOARD OVERSIGHT OF RISK

Our Board has overall responsibility for overseeing the management of the most significant risks facing the Company. As part of its decision-making processes and meetings, our Board engages in regular discussions regarding risks related to the enterprise and management, focusing particularly on the areas of financial risk, regulatory and compliance risk, and operational and strategic risk. Annually, the Company’s Internal Audit function conducts extensive interviews to identify current and future potential risks facing the Company. Internal Audit analyzes these risks, links them to the Company’s Strategic Plan, and presents them to the Chief Legal and Administrative Officer and Secretary. In addition, the significant risks identified in the Enterprise Risk Management process are annually presented to the Audit Committee for discussion. Our Board also convenes for special meetings to discuss important decisions facing the Company. The Board considers short-term and long-term risks when providing direction to the Company in connection with these important decisions, and risk planning is a central part of the calculus in the Board’s decision-making process.

Our Board Committees also share in the responsibility for overseeing important Company risks. As part of their delegated areas of responsibility, each Board committee reviews and discusses the specific risk topics under its area of responsibility consistent with its charter and such other responsibilities as may be delegated to them by the Board from time to time.

In particular, the Audit Committee focuses on significant risk exposures faced by the Company, including general business risk, financial risk, internal controls, regulatory and compliance matters, cybersecurity risk and material litigation and potential disputes, and assesses the steps and processes management has implemented to monitor, control and/or minimize such exposures. The Audit Committee receives regular reports from the Chief Information Security Officer (“CISO”) on the Company’s cybersecurity risks and enterprise cybersecurity program. The Audit Committee also receives prompt information and periodic updates by the CISO regarding material cybersecurity incidents that meet reporting thresholds. The Audit Committee reports out to the Board as necessary to keep the Board informed of issues or risks relating to the Company’s cybersecurity. We also utilize external expertise to perform annual assessments of our entire cybersecurity program, including the cybersecurity program maturity. The results of these annual assessments are reported to the Audit Committee, and we adjust our cybersecurity policies, standards, processes and practices as necessary based on the information provided by these assessments.

The Human Capital and Compensation Committee reviews risks related to compensation and talent management. At least annually, the Human Capital and Compensation Committee reviews our compensation policies and practices for executives, management employees and employees generally as they relate to our risk management practices, including the incentives established for risk-taking and the manner in which risks arising out of our compensation policies and practices are monitored and mitigated and any adjustments of compensation policies and practices that should be made to address changes in our risk profile. In addition, the Human Capital and Compensation Committee reviews the results of the Company’s employee engagement surveys and the Company’s talent management to monitor for human capital related risks. Finally, the Human Capital and Compensation Committee manages risks associated with non-CEO senior management succession planning.

The Governance and Corporate Responsibility Committee reviews our corporate governance practices, including Board composition and succession planning for the CEO, and regularly assesses our preparation to address risks related to these areas as well as the other areas under its responsibility. In addition, the Governance and Corporate Responsibility Committee monitors and oversees the Company’s corporate responsibility and sustainability initiatives.

The Finance Committee oversees the management of market and operational risks that could have a financial impact on the Company, including risks associated with the Company’s capital structure, liquidity, and financial markets as well as the Company’s material transactions and tax strategy.

CYBERSECURITY RISK MANAGEMENT AND OVERSIGHT

We recognize the importance of maintaining robust cybersecurity and data privacy processes and continually assess cybersecurity risk and evolve our response in the face of an ever-changing environment. Accordingly, we aim to protect our business operations, including customer records and information, against known and evolving cybersecurity threats. Our CISO works with our Chief Technology Officer (“CTO”) to enhance our cybersecurity program and leads our effort to mitigate technology risks in partnership with business leaders. To ensure thorough oversight of the Company’s cybersecurity policies and processes, the Audit Committee is responsible for overseeing our cybersecurity risk and, pursuant to its charter, oversees procedures for the Company’s plans to mitigate cybersecurity risks and respond to data breaches. The Audit Committee receives regular reports from the CISO on the Company’s cybersecurity risks, enterprise cybersecurity program and material cybersecurity incidents. The Audit Committee reports out to the Board as necessary to keep the Board informed of issues or risks relating to the Company’s cybersecurity program. For more information, see Part I, Item 1C of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

MGM Resorts International 2026 Proxy Statement	15

Corporate Governance

CORPORATE RESPONSIBILITY

The Governance and Corporate Responsibility Committee has oversight over corporate responsibility at the Company. Mr. Hornbuckle, our Chief Executive Officer, President and Director is actively engaged in developing and implementing the Company’s Corporate Responsibility strategies and goals.

Strategic Framework for Community Impact

We believe that creating meaningful and lasting impacts in the communities we serve supports our long-term business goals. Integrating our corporate responsibility goals into our business strategy strengthens our Company’s reputation and relationships while contributing to a more sustainable and inclusive future.

Our commitment to the communities in which we operate is guided by our four strategic pillars:

•	Fostering a Culture of Respect

•	Supporting Our Communities

•	Investing in Environmental Stewardship

•	Demonstrating Responsible Business Practices

Fostering a Culture of Respect

We believe it is important to respect one another’s unique perspectives and experiences across our workforce and customer base. Furthermore, creating an environment built on mutual respect and fairness can lead to stronger collaboration, innovation, and overall success.

Leveraging the vast knowledge and experiences of our workforce, we aim to create best-in-class experiences and cultivate stronger ties with our guests, employees, neighbors and partners. We cultivate relationships with community partners and stakeholders to drive business growth and further the Company’s reputation around the world. We partner with organizations and community groups to advance the belonging, growth and professional development of our workforce.

Supporting our Communities

We aim to grow and support strong communities, understanding our responsibility to contribute in a meaningful way to the regions in which we live and work. We support philanthropy with strategies that seek to sustain and build on the best of a community, advance workforce opportunities, strengthen education, and support food security. Through volunteerism, MGM Resorts instills philanthropic commitment and pride in employees, driving positive social impact. Further, employees can contribute to charities important to them through the MGM Resorts Foundation.

Investing in Environmental Stewardship

We aim to be responsible environmental stewards by reducing our energy, water, waste, and carbon footprints, while increasingly purchasing environmentally preferable materials. We are committed to corporate environmental leadership, sustainable practices and continuing our efforts around water stewardship. This commitment is outlined in our environmental policy and our global water policy, as we continue our focus on environmental stewardship through sustainable practices. Further, we have adopted a culture of innovation to reduce emissions, highlighted by the launch of our 323,000-panel Mega Solar Array in 2021; developed a robust program to optimize energy usage and deliver environmental and economic value through efficiency; implemented water-conserving technologies and developed a global water policy to outline how we manage and monitor our impact on water resources; built a materials and waste management program to increase diversion from landfill; and developed a comprehensive set of strategies to help our customers enhance the environmental benefits of the events held at our unique venues.

Demonstrating Responsible Business Practices

We believe trust, integrity and accountability are the foundation of a successful business. Ethical decision-making strengthens relationships with stakeholders and ensures long-term growth. As a leader in the gaming industry, we recognize that promoting responsible gaming is essential to maintaining trust with our customers, regulators and the communities in which we operate. Investing in industry-leading responsible gaming programs, providing resources to those who need support, and fostering a culture of responsible gaming upholds our commitment to responsible business practices.

16	MGM Resorts International 2026 Proxy Statement

Director Compensation

DIRECTOR COMPENSATION

2025 DIRECTOR COMPENSATION

Board members who are employees of the Company do not receive compensation for their service on the Board. Board members (i) who are nominated to the Board pursuant to a contractual right or agreement, (ii) who are an officer or employee of, or a person who performs responsibilities of a similar nature for, the nominating entity or person, as the case may be, or an affiliate thereof, and (iii) who are determined not to be independent because of conflicting interests between the Company and the nominating entity or person or its affiliates, receive no compensation for their service on the Board. Each director who is not an employee of the Company receives reimbursement of all reasonable expenses incurred in attending meetings of the Board and any committees on which he or she serves.

The Company believes that director compensation should be reasonable in light of what is customary for companies of similar size, scope and complexity, and should reflect the time, effort and expertise required of directors to adequately perform their responsibilities. The Board evaluates annually the status of Board compensation in consultation with Frederic W. Cook & Co., Inc. (“F.W. Cook”), the independent compensation consultant and in 2025 determined not to make any changes to director compensation.

The following table sets forth information regarding non-management director compensation for 2025.

NAME	FEES EARNED OR PAID IN CASH		STOCK AWARDS(A)(B)		ALL OTHER COMPENSATION(C)	TOTAL

Keith Barr	$135,000	(F)	$215,000	(F)	$35,000	$385,000

Barry Diller	—		—		—	—

Alexis M. Herman(K)	90,000		—		—	90,000

Mary Chris Jammet(G)	80,000		—		35,000	115,000

Donna Langley	115,000	(F)	268,737	(D)(F)	—	383,737

Joey Levin	105,000		215,000		35,000	355,000

Rose McKinney-James	165,000	(E)(F)	215,000	(F)	35,000	415,000

Keith Meister	160,000	(F)	215,000	(F)	35,000	410,000

Paul Salem	390,000	(F)(H)	215,000	(F)	35,000	640,000

Jan G. Swartz	170,000		215,000		—	385,000

Daniel J. Taylor	315,000	(I)(J)	215,000		35,000	565,000

Ben Winston	140,000	(F)	215,000	(F)	35,000	390,000

(A)

The amount reflected in this column is the grant date fair value of awards granted during 2025, computed in accordance with FASB ASC 718. In respect of the annual equity retainer, except for Mr. Diller, each non-management director received a grant of 6,675 RSUs with a value of $215,000 in May 2025, which will vest on May 6, 2025. Mr. Diller elected to decline any compensation for his service on the Board.

(B)

On December 31, 2025, non-management directors held the following RSUs, which were granted in 2025 and are not fully vested, and deferred stock units (including DEUs associated with these awards): Mr. Barr, 10,757; Ms. Langley, 6,675; Mr. Levin, 6,675; Ms. McKinney-James, 71,531; Mr. Meister, 68,561; Mr. Salem, 122,243; Ms. Swartz, 6,675; Mr. Taylor, 86,160; and Mr. Winston, 7,727.

(C)

Reflects the fair market value of the points provided to directors (whether used or not) with benefits under our MGM Rewards Points program pursuant to the Company’s Facility Use Policy (as described below).

(D)	Ms. Langley received a grant of 1,734 RSUs with a value of $53,737 when she joined the Board in March 2025, which vested on May 7, 2025.

(E)	Includes an annual retainer of $10,000 for serving on the Board of Directors of MGM Grand Detroit, LLC.

(F)	All or a portion of these amounts were deferred pursuant to the Company’s Deferred Compensation Plan for Non-Employee Directors.

(G)	Ms. Jammet did not stand for re-election at the 2025 annual meeting and, as a result, ceased to be a director on May 7, 2025.

(H)	Includes an annual retainer of $250,000 for his role as Chair of the Board.

(I)	Includes an annual retainer of $20,000 for his role as liaison to the Compliance Committee.

(J)	Includes an annual retainer of $115,000 for his service on the Board of Directors of MGM China, which was increased from $105,000 effective January 1, 2025.

(K)	Ms. Herman passed away in April 2025.

MGM Resorts International 2026 Proxy Statement	17

Director Compensation

INDEPENDENT DIRECTOR COMPENSATION STRUCTURE

Independent directors receive the following, payable in equal quarterly installments: an annual retainer, an annual fee for service on a Board committee and, as applicable, an annual fee for service as a Board committee chair, an annual fee for service as the Chair of the Board, an annual fee for service as liaison to the Compliance Committee of the Company, an annual fee for engaging in annual diligence review and strategic oversight in key areas of interest, which may include traveling from time to time, and an annual fee for service on the MGM China Board of Directors. Independent directors may also receive an annual equity incentive award, which was $215,000 in 2025. The Company’s omnibus incentive plan provides a cap on overall director compensation of $750,000, with a higher $1,000,000 cap during a director’s initial year of service and for the Chair of the Board.

For 2025, independent director cash compensation was structured as follows:

Annual Retainer	$100,000

Additional Annual Retainer for Service as Board Chair	$250,000

Additional Annual Retainer for Service on the MGM China Board(1)	$115,000

Additional Annual Retainer for Committee Service	$20,000 per committee

Additional Annual Retainer for Committee Chairs	$20,000

Additional Annual Retainer for Liaison to Compliance Committee	$20,000

Additional Annual Retainer for Engaging in Diligence Review in Key Areas of Interest	$7,500

Per-Meeting Fees	None

(1)

Fees for services on the MGM China Board of Directors are determined based on fees paid to similarly situated independent directors of MGM China. The annual retainer for services on the MGM China Board were increased to $115,000 effective January 1, 2025.

INDEPENDENT DIRECTOR USE OF COMPANY FACILITIES

We have a Policy Concerning Independent Director Use of Company Facilities (the “Facility Use Policy”). To permit independent directors to experience our facilities and to better prepare themselves to provide guidance to us on matters related to product differentiation and resort operations, each year, following the election of the Board at the annual meeting of stockholders, each independent director is offered a certain amount of MGM Rewards Points to be utilized at our resort facilities. As each independent director may have different schedule constraints resulting in varying frequencies of visits to our facilities, independent directors may request to receive a lesser number of MGM Rewards Points to suit their anticipated annual visitation. In addition, as a token of appreciation for significant Board service, each independent director who has served on the Board for a minimum of three years will continue to be offered a certain amount of MGM Rewards Points for an additional three years after they have ceased to serve on the Board, provided (a) the independent director’s departure from the Board was on good terms as determined by the Governance and Corporate Responsibility Committee in its discretion (for example, the independent director must not have been removed for cause and there must have been no disagreement in connection with the non-management director’s departure from the Board that would be required to be reported by the Company on Form 8-K) and (b) the independent director does not take any action that adversely impacts the Company or breach any agreement with or duty to the Company after his or her departure from the Board, in each case as determined by the Governance and Corporate Responsibility Committee in its discretion. To the extent required by applicable law or Internal Revenue Service regulations, the fair value of MGM Rewards Points awarded to each independent director and former independent director will be reported as income to the director on Form 1099. Each independent non-management director and former independent non-management director is responsible for paying any applicable income taxes on these amounts based on his or her personal income tax return.

18	MGM Resorts International 2026 Proxy Statement

Principal Stockholders

PRINCIPAL STOCKHOLDERS

The table below shows the number of shares of our Common Stock beneficially owned as of the close of business on March 13, 2026 by each of our directors, director nominees and named executive officers, as well as the number of shares beneficially owned by all of our current directors and executive officers as a group based on 255,846,644 shares of our Common Stock outstanding as of March 13, 2026.

NAME(A)	COMMON STOCK		RSUs EXERCISABLE OR VESTING WITHIN 60 DAYS(B)	TOTAL SHARES BENEFICIALLY OWNED(B)	PERCENT OF CLASS	DEFERRED STOCK UNITS(C)

Keith Barr	—		—	—	*	10,757

Barry Diller	—		—	—	*	—

Gary Fritz	130,648		—	130,648	*	—

Jonathan S. Halkyard	118,797		—	118,797	*	—

William J. Hornbuckle	827,854	(D)	—	827,854	*	—

Donna Langley	1,734		—	1,734	*	6,675

Joey Levin	—		6,675	6,675	*	—

Rose McKinney-James	1,760		3,338	5,098	*	68,193

John M. McManus	65,685		—	65,685	*	—

Keith A. Meister	5,347,978	(E)	—	5,347,978	2.09%	68,561

Paul Salem	1,702,500		—	1,702,500	*	122,243

Corey I. Sanders	339,928	(F)	—	339,928	*	—

Jan G. Swartz	60,403	(G)	6,675	67,078	*	—

Daniel J. Taylor	—		6,675	6,675	*	79,485

Ben Winston	9,539		3,338	12,877	*	4,389

All current directors and executive officers as a group (16 persons total)	8,628,611		26,701	8,655,312	3.38%	360,303

*	Less than 1%.

(A)	The address for the persons listed in this column is 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109.

(B)

Deferred stock units are excluded from shares beneficially owned. Except as otherwise indicated, and subject to applicable community property and similar laws, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares.

(C)

Includes all previously deferred stock units held by Non-Employee Directors and RSUs to be deferred within 60 days. Deferred stock units are payable either in a lump sum or installments, at the director’s election, with the lump sum or first installment payable within 90 days of the first day of the month following the director’s separation from the Board.

(D)	Includes 172,781 shares held in trust and 50,000 shares held by the Hornbuckle Family Foundation.

(E)

The 5,347,978 shares of Common Stock included in the table above are held for the accounts of certain private investment funds for which Corvex Management LP (“Corvex”) acts as investment adviser, including Corvex Master Fund LP and Corvex Select Equity Master Fund LP. The general partner of Corvex is controlled by Mr. Meister.

(F)	Includes 339,853 shares held in trust.

(G)	Includes 55,142 shares held in trust.

MGM Resorts International 2026 Proxy Statement	19

Principal Stockholders

Based on filings made under Sections 13(d) and 13(g) of the Exchange Act, as of March 13, 2026, the only persons known by us to be the beneficial owners of more than 5% of our Common Stock were as follows based on 255,846,644 shares of our Common Stock outstanding as of March 13, 2026:

NAME AND ADDRESS	COMMON STOCK BENEFICIALLY OWNED(A)	PERCENT OF CLASS
IAC, Inc.(B) 555 West 18th Street New York, NY 10011	65,822,350	25.73%
The Vanguard Group(C) 100 Vanguard Blvd. Malvern, PA 19355	30,476,791	11.91%
Davis Selected Advisers(D) 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	26,820,202	10.48%
BlackRock, Inc.(E) 55 East 52nd Street New York, NY 10055	12,852,166	5.02%

(A)	Except as otherwise indicated, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares.

(B)	Based on Schedule 13D/A filed by IAC, Inc. with the SEC on December 9, 2025. Reflects sole voting power and sole dispositive power of 65,822,350 shares.

(C)

Based upon a Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024. Reflects sole dispositive power of 29,324,940 shares. Reflects shared voting power of 346,486 shares and shared dispositive power of 1,151,851 shares.

(D)	Based upon a Schedule 13G/A filed by Davis Selected Advisers with the SEC on February 4, 2026. Reflects sole voting power of 23,348,499 shares and sole dispositive power of 26,820,202 shares.

(E)	Based on a Schedule 13G/A filed by BlackRock Inc. with the SEC on July 17, 2025. Reflects sole voting power of 11,887,628 shares and sole dispositive power of 12,852,166 shares.

SECURITY OWNERSHIP IN OUR SUBSIDIARIES

As of the close of business on March 13, 2026, none of our directors, director nominees or named executive officers held shares in MGM China.

20	MGM Resorts International 2026 Proxy Statement

Transactions with Related Persons

TRANSACTIONS WITH RELATED PERSONS

Related person transactions covered by Item 404(a) of Regulation S-K requiring prior review and oversight by the Audit Committee are referred to the Audit Committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Audit Committee decides whether or not to approve such transactions and approves only those transactions that are deemed to be in the best interests of the Company, including consideration of the factors set forth in our written guidelines under our Code of Conduct for the reporting, review and approval of potential conflicts of interest: the size of the transaction or investment, the nature of the transaction or investment, the nature of the relationship between the third party and the Company, the nature of the relationship between the third party and the director or employee, the net worth of the employee or director, and any other factors the Committee deems appropriate. Our executive officers and directors may also enter into transactions with us involving the purchase of goods or services, such as hotel rooms, tickets to events or meals at restaurants. These transactions are in the ordinary course of our business, and we provide them on terms that we offer to our customers generally. If the Company becomes aware of an existing transaction with a related person that has not been approved under the foregoing procedures, the matter is referred to the Audit Committee. The Audit Committee then evaluates all options available, including ratification, revision or termination of such transaction. Since the beginning of 2025, the Company’s related party transactions include the following:

In 2025, Sean Lanni, the son-in-law of Mr. Hornbuckle, our Chief Executive Officer, President and Director of the Company entered into a three-year employment agreement with the Company for the position of Portfolio President, which provides a base salary of $650,000. Mr. Lanni is also eligible for an annual equity award and a target annual bonus on the same general terms and conditions as applicable to employees in similar positions who are not related to Mr. Hornbuckle.

In 2025, Kristopher Smith-Reichartz, the son of Mr. Hornbuckle, was hired as a Senior Manager of F&B Development Strategy which provides for a base salary of $90,000. Mr. Smith-Reichartz is also eligible for a target annual bonus on the same general terms and conditions as applicable to employees in similar positions who are not related to Mr. Hornbuckle.

MGM Resorts International 2026 Proxy Statement	21

Proposals Requiring Your Vote

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL NO. 1 ELECTION OF DIRECTORS

At the Annual Meeting, our stockholders are being asked to elect directors, each of whom will serve until the next annual meeting of stockholders or until his or her respective successor has been elected and qualified, or until his or her earlier resignation or removal. At the last annual meeting, our stockholders elected all of the nominees put forth by the Company for election. If any of the following nominees should be unavailable to serve as a director, which contingency is not presently anticipated, it is the intention of the persons designated as proxies to select and cast their votes for the election of such other person or persons as the Board may designate.

The Board recommends a vote FOR the election of each of the nominees to the Board identified below and on the Proxy Card.

Information Concerning the Board’s Nominees

The Board seeks nominees who have substantial professional accomplishments and who are leaders in the companies or institutions with which they are affiliated. Nominees should be persons who are capable of applying independent judgment and undertaking analytical inquiries and who exhibit high integrity, practical wisdom and mature judgment. The Governance and Corporate Responsibility Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that will best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment, based on diverse experiences. The Governance and Corporate Responsibility Committee, together with the Board, reviews on an annual basis the composition of the Board to determine whether the Board includes the right mix and balance of skill sets, financial acumen, general and special business experience and expertise, industry knowledge, diversity, leadership abilities, high ethical standards, independence, sound judgment, interpersonal skills, overall effectiveness and other desired qualities. Director candidates also must meet the approval of certain state regulatory authorities.

We identify and describe below the key experience, qualifications and skills, in addition to those discussed above, that the directors bring to the Board and that are important in light of our business.

•

Leadership experience. Directors with experience in significant leadership positions demonstrate a practical understanding of organizations, processes, strategy, risk management and the methods to drive change and growth. Thus, their service as top leaders at other organizations also benefits us.

•	Finance experience. An understanding of finance and financial reporting is important for our directors, as we measure our operating and strategic performance by reference to financial targets.

•

Industry experience. We seek to have directors with experience as executives, as directors or in other leadership positions in the resort, gaming and entertainment industries in which we participate, particularly given the highly regulated nature of these industries, as well as experience in the digital industry working with omni channel platforms.

•

Government experience. We seek directors with government experience, as our business is subject to extensive government regulation and we are directly affected by governmental actions. We therefore recognize the importance of working constructively with local, state, federal and international governments.

•

Public company directorship experience. We seek directors with experience as directors of other public companies, as we believe these individuals will have been exposed to the various types of financial, governance and operational matters that companies such as ours consider from time to time.

22	MGM Resorts International 2026 Proxy Statement

Proposals Requiring Your Vote

The following sets forth, for each nominee, his or her name, age as of the date of the Annual Meeting, principal occupation for at least the past five years and certain other matters. The respective experiences, qualifications and skills the Board considered in determining whether to recommend each director nominated for election are also included in the column to the right.

KEITH BARR

Principal Occupation/Other Directorships

•

President and Chief Executive Officer and Director of CarMax, Inc. since March 2026.

•

Former Chief Executive Officer of IHG Hotels & Resorts, a global organization that predominantly franchises and manages thousands of hotels in more than 100 countries, from July 2017 through June 2023.

•

Served in various roles at IHG since initially joining the company in 2000, including as Chief Commercial Officer for four years and as Chief Executive Officer of IHG’s Greater China business for four years.

•

Member of multiple advisory boards at Cornell University SC Johnson College of Business.

AGE: (55) DIRECTOR SINCE 2024 PRESIDENT AND CHIEF EXECUTIVE OFFICER OF CARMAX, INC.

Director Qualifications

Leadership experience—President and Chief Executive Officer and Director of CarMax, Inc. since March 2026 and former Chief Executive Officer of IHG Hotels & Resorts, a global organization that predominantly franchises and manages thousands of hotels in more than 100 countries.

Finance experience—Significant experience in financings, mergers, acquisitions, investments and strategic transactions through his various roles at IHG.

Industry Experience—Served in various roles at IHG since initially joining the company in 2000, including as Chief Commercial Officer and Chief Executive Officer of IHG’s Greater China business.

Public company directorship experience—Director of CarMax, Inc. since March 2026 and former non-executive director at Yum! Brands.

MGM Resorts International 2026 Proxy Statement	23

Proposals Requiring Your Vote

BARRY DILLER

Principal Occupation/Other Directorships

•

Chairman and Senior Executive of IAC Inc. (“IAC”) since December 2010.

•

Chairman and Senior Executive of Expedia Group, Inc., an online travel company (formerly, Expedia, Inc.), since August 2005.

•

From 1995 to late 2010, served as the Chairman and the Chief Executive Officer of IAC.

•

Since December 1992, beginning with QVC, Inc., served as chief executive for a number of predecessor companies engaged in media and interactivity prior to the formation of IAC.

•

From October 1984 to April 1992, served as Chairman and Chief Executive Officer of Fox, Inc. and was responsible for the creation of Fox Broadcasting Company in addition to Fox’s motion picture operations.

•

Before joining Fox, served for 10 years as the Chairman and Chief Executive of Paramount Pictures Corporation. In March 1983, in addition to Paramount, became President of the conglomerate’s newly formed Entertainment and Communications Group, which included Simon & Schuster, Inc., Madison Square Garden Corporation and SEGA Enterprises, Inc.

•

Prior to joining Paramount, served as Vice President of Prime Time Television for ABC Entertainment.

•

Through his foundation he supported projects for Roundabout Theatre Company, Signature Theatre, The Public Theater, and Motion Picture & Television Fund, and is creating Little Island, a park and performance center in the Hudson River.

•

Director of The Coca-Cola Company from April 2002 to August 2024.

•

Member of The Business Council.

AGE: (84) DIRECTOR SINCE 2020 CHAIRMAN AND SENIOR EXECUTIVE OF IAC

Director Qualifications

Leadership experience—Serves as Chairman and Senior Executive of IAC. Served as Chief Executive Officer of Fox, Inc. from 1984 to 1992, responsible for the creation of Fox Broadcasting Company, and Fox’s motion picture operations. Prior to Fox, served for 10 years as Chief Executive Officer of Paramount Pictures Corporation.

Finance experience—Extensive experience in financings, mergers, acquisitions, investments and strategic transactions, including transactions with Silver King Broadcasting, QVC, Inc., Ticketmaster Entertainment, Inc. and Home Shopping Network, Inc. Served on the Finance Committee of Graham Holdings Company.

Industry experience—Extensive experience in the media and Internet sectors, including experience at IAC, with businesses in the marketing and technology industries, at Expedia Group, Inc., which empowers travelers through technology with tools to efficiently research, plan, book and experience travel, and at TripAdvisor, Inc., which operates the flagship TripAdvisor-branded websites and numerous other travel brands.

Public company directorship experience—Director and member of various board committees of several public companies.

24	MGM Resorts International 2026 Proxy Statement

Proposals Requiring Your Vote

WILLIAM J. HORNBUCKLE

Principal Occupation/Other Directorships

•

Chief Executive Officer and President of the Company since July 2020 and Acting Chief Executive Officer and President from March 2020 through July 2020.

•

Formerly President and Chief Operating Officer of the Company from March 2019 to March 2020, President since December 2012 and Chief Customer Development Officer since December 2018.

•

Chairperson of MGM China from 2020 to May 2023 and Co-Chairman since May 2023. Director of MGM China since 2011; previously a director of MGM Growth Properties LLC from 2016 through March 2020.

•

Previously served as Director of PLAYSTUDIOS, Inc. from June 2021 to December 2021.

•

Chief Marketing Officer of the Company from August 2009 to August 2014.

•

Founder and Board Member of GBank Financial Holdings from March 2007 through the present and Chair of the Compensation Committee.

•

President and Chief Operating Officer of Mandalay Bay Resort & Casino in Las Vegas from April 2005 to August 2009.

•

Previously served as President and Chief Operating Officer of MGM MIRAGE-Europe, where he worked on the development of MGM’s gaming operations in the United Kingdom.

•

Previously served as President and Chief Operating Officer of MGM Grand Hotel & Casino and of Caesars Palace, Las Vegas.

•

Spent the majority of his earlier career with Mirage Resorts Inc. in various senior management positions, including the Vice President of Hotel Operations of Golden Nugget, the Vice President of Hotel Operations of the Mirage, the President of Laughlin, the Executive Vice President and Chief Operating Officer of Treasure Island and the President and Executive Vice President of Operations of MGM Grand, from 1998 to 2001.

•

Bachelor’s degree in hotel administration from the University of Nevada, Las Vegas.

•

Chair of the US Travel and Tourism Advisory Board from 2022 to 2024.

•

Appointed National Chair of the U.S. Travel Association in 2025.

AGE: (68) DIRECTOR SINCE 2020 CHIEF EXECUTIVE OFFICER AND PRESIDENT OF THE COMPANY

Director Qualifications

Leadership experience—Chief Executive Officer of the Company since July 2020 and has held several key executive positions with the Company for over 10 years.

Finance experience—Served as Chief Operating Officer of the Company and as Chief Operating Officer for many other reputable gaming-industry companies.

Industry experience—Served in various roles at the Company and other casino companies for over three decades.

Public company directorship experience—Current director and Co-Chairman of MGM China, a Hong Kong Stock Exchange listed company, Board member of GBank Financial Holdings and a former director of MGM Growth Properties LLC and PLAYSTUDIOS, Inc.

MGM Resorts International 2026 Proxy Statement	25

Proposals Requiring Your Vote

DONNA LANGLEY

Principal Occupation/Other Directorships

•

Chairman of NBCUniversal Entertainment since 2024.

•

Former Chief Content Officer of NBCU Studio Group from 2023 to 2024, and Chairman of Universal Filmed Entertainment Group from 2019 to 2023.

•

Helped distinguish NBCU as the home to acclaimed and emerging creators since 2001, resulting in years of record profitability.

•

Led negotiations with the WGA and SAG-AFTRA, helping end the dual strikes in 2023.

•

Oversees a suite of creative teams including the Film and Television Studios, Peacock, NBC, and Bravo, among others.

•

Serves on the Board of Trustees for the American Film Institute, Motion Picture Association, SAG-AFTRA Foundation’s Entertainment Industry Council.

•

Ambassador for the Vital Voices Global Ambassadors Program and has served on the organization’s Board of Directors since 2013.

•

Chair of the University of Southern California’s School of Cinematic Arts Board of Councilors.

•

Recognized by TIME’s “100 Most Influential People” and Fortune’s “100 Most Powerful Women in Business.”

•

Awarded a Dame Commander of the Most Excellent Order of the British Empire in 2020.

AGE: (58) DIRECTOR SINCE 2025 CHAIRMAN OF NBCUNIVERSAL ENTERTAINMENT

Director Qualifications

Leadership experience—Chairman of NBCUniversal Entertainment and former Chief Content Officer of NBCUniversal Studio Group, and Chairman of Universal Filmed Entertainment Group.

Industry experience—Leads greenlight decisions across the enterprise with full oversight of all entertainment programming and marketing. Spearheads global creative strategy, business operations, production, acquisitions, and distribution for NBCUniversal’s award-winning film, streaming and television slates.

26	MGM Resorts International 2026 Proxy Statement

Proposals Requiring Your Vote

JOEY LEVIN

Principal Occupation/Other Directorships

•

Executive Chairman of the Board of Directors of Angi Inc. (formerly ANGI Homeservices Inc.). Chief Executive Officer of Angi from October 2022 to April 2024.

•

Former Chief Executive Officer and Director of IAC from 2015 to 2025.

•

Director of Warner Bros. Discovery since January 2025.

•

Served in various roles at IAC since he joined the company in 2003 working in the Mergers & Acquisitions group.

•

Former CEO of Mindspark Interactive, a division of IAC, and led various businesses for IAC until his appointment to CEO and the Board of Directors in 2015.

•

Prior to joining IAC, worked in the Technology Mergers & Acquisitions group for Credit Suisse First Boston (now Credit Suisse) in San Francisco.

•

Previously served as Chairman of the Board of Vimeo Inc. from May 2021 to March 2023, Chairman of the Board of Match Group, Inc. from October 2015 to 2021 and Director of Match Group, Inc. through Sept. 2022. Also previously served as a Director of several publicly traded consumer technology companies including Groupon, Inc., LendingTree, Inc, and The Active Network through its IPO and up until its sale to Vista Equity Partners.

AGE: (46) DIRECTOR SINCE 2020 EXECUTIVE CHAIRMAN OF ANGI INC.

Director Qualifications

Leadership experience—Chief Executive Officer of IAC, a leading media and internet company, and served as Chairman of the Board of Match Group, Inc., an internet and technology company with the largest global portfolio of online dating services, and ANGI Homeservices Inc., a global leader in home improvement.

Finance experience—Significant experience in financings, mergers, acquisitions, investments and strategic transactions through his various roles at IAC and in the Technology Mergers & Acquisition group for Credit Suisse.

Industry experience—Extensive experience in the media and Internet sectors, including experience at IAC, with businesses in the marketing and technology industries.

Public company directorship experience—Serves as a director of several public companies, including as Chairman of the Board of Directors for Match Group, Inc., ANGI Homeservices Inc., and Warner Bros Discovery.

MGM Resorts International 2026 Proxy Statement	27

Proposals Requiring Your Vote

ROSE MCKINNEY-JAMES

Principal Occupation/Other Directorships

•

Managing Principal of Energy Works Consulting LLC and McKinney James & Associates, providing consulting services regarding public affairs in the areas of energy, education, and environmental policy, in each case for more than the past five years.

•

Director of Ioneer Ltd. since January 2021, member of its Renumeration Committee and Chair of its Environmental Health Safety & Sustainability Committee.

•

Serves on the Board of Directors of MGM Grand Detroit, LLC.

•

Member of the Audit Committee, Risk Committee and Chair of the CRA Committee of Toyota Financial Savings Bank.

•

Fellow of the National Association of Corporate Directors.

•

Director of the Las Vegas Stadium Authority since 2024.

•

Director of CLEAResult and member of its Audit Committee from 2020 to 2023.

•

Director of Marketing and External Affairs of Nevada State Bank Public Finance from 2007 to 2013.

•

Former Director and Nominating and Governance Committee and Enterprise Risk Committee Member of Pacific Premier Bancorp from 2022 to 2025.

•

Former Director and Chair of the Board Governance and Nominating Committee and member of the Finance Committee of Employers Holdings, Inc. from 2005 to June 2013.

•

Emeritus Director of Three Square, Nevada Partners and the American Association of Blacks in Energy AABE.

•

Former Board Chair of The US Energy Foundation from 2020 to 2022 and former Chair of its Governance and Nominating Committee.

•

Formerly the President and Chief Executive Officer of the Corporation for Solar Technologies and Renewable Resources for five years.

•

Former Commissioner with the Nevada Public Service Commission and former Director of the Nevada Department of Business and Industry.

AGE: (74) DIRECTOR SINCE 2005 MANAGING PRINCIPAL OF ENERGY WORKS CONSULTING LLC AND MCKINNEY JAMES & ASSOCIATES

Director Qualifications

Leadership experience—Former President and CEO of a not-for-profit corporation focused on solar and renewable energy technologies; former leader of two Nevada state government agencies.

Finance experience—Finance committee member of a company that provides workers’ compensation insurance and services to small businesses; member of audit committee of Toyota Financial Savings Bank.

Industry experience—Former director of Mandalay Resort Group prior to its acquisition by the Company.

Government experience—Former leader of two Nevada state government agencies.

Public company directorship experience—Serves as a director and committee member of Ioneer Ltd. and former director and committee member of Pacific Premier Bancorp.

28	MGM Resorts International 2026 Proxy Statement

Proposals Requiring Your Vote

KEITH A. MEISTER

Principal Occupation/Other Directorships

•

Founder, Managing Partner & Chief Investment Officer of Corvex Management LP since 2010.

•

Director and Chairman of CM Life Sciences, Inc., CM Life Sciences II Inc. and CM Life Sciences III Inc. prior to 2022.

•

Director of GeneDX Holdings Corp. since January 2022 and Chair of its Audit Committee.

•

Director of Vestis since June 2024 and member of its Audit Committee.

•

Director of BetMGM since May 2020.

•

Director of Illumina since March 2025 and member of its Nominating/Corporate Governance Committee.

•

Senior Managing Director of the General Partners of Icahn Partners L.P. and affiliated funds from November 2004 to August 2010.

•

Co-President of J Net Ventures from January 2000 through September 2001.

•

Prior to launching J Net Ventures, Mr. Meister worked at NorthStar Capital and Lazard Freres.

•

Previously served as a director on numerous other public boards including: Yum! Brands, Inc., The Williams Companies, The ADT Corporation, Ralcorp Holdings and Motorola, Inc./Motorola Mobility, Inc., among others.

•

Chairman of the Board of Directors for Harlem Children’s Zone and a member of the board of trustees for the American Museum of Natural History.

AGE: (53) DIRECTOR SINCE 2019 FOUNDER, MANAGING PARTNER & CHIEF INVESTMENT OFFICER OF CORVEX MANAGEMENT LP

Director Qualifications

Leadership experience—Operational and management expertise as managing partner and executive officer of an investment firm and diversified holding company.

Finance experience—Expertise in finance, capital markets, strategic development and risk management.

Industry Experience—Served as board member of a company with assets and operations in the casino and gaming industry.

Public company directorship experience—Director and board committee member of public companies in a variety of industries.

MGM Resorts International 2026 Proxy Statement	29

Proposals Requiring Your Vote

PAUL SALEM

Principal Occupation/Other Directorships

•

Co-Founder and CEO of Salem Capital Management (“SCM”) since 2019 and Executive Director of the Salem Foundation.

•

Senior Managing Director Emeritus, Providence Equity Partners (“Providence”) since 2019 and with Providence from 1992 – 2019, which specializes in investing in the media, communications, education and information industries. Established Providence’s European office in 1999, and co-founded Benefit Street Partners in 2008 (the debt capital markets business of Providence).

•

Previously served as a director of Grupo TorreSur, Asurion, Eircom, Madison River Telecom, MetroNet (formerly AT&T Canada), PanAmSat, Tele1 Europe, Verio, Wired Magazine, Education Management Corporation and several other Providence investments.

•

Prior to joining Providence in 1992, worked for Morgan Stanley in corporate finance and mergers and acquisitions and prior to Morgan Stanley spent four years with Prudential Investment Corporation.

•

Chair of the Board of the Woods Hole Oceanographic Institute, the world’s leader in ocean discovery and research.

•

Former Chair of Year Up, a national non-profit focused on closing the opportunity divide for urban young adults, and a former board member of Edesia Global Nutrition, a non-profit dedicated to treating and preventing malnutrition in the world’s most vulnerable populations.

•

Serves on the advisory board of the Carney Institute for Brain Science at Brown University.

AGE: (62) CHAIRMAN OF THE BOARD SINCE 2020 AND DIRECTOR SINCE 2018 SENIOR MANAGING DIRECTOR EMERITUS AT PROVIDENCE EQUITY PARTNERS

Director Qualifications

Leadership experience—Current Senior Managing Director Emeritus at Providence, a premier global asset management firm with approximately $40 billion in assets under management; established the Providence London office in 1999 and helped create Benefit Street Partners, Providence’s credit affiliate that was sold to Franklin Templeton in Q1 2019.

Finance experience—Various progressive roles at Providence Equity since 1992, which specializes in investing in the media, communications, education and information industries by employing a variety of financing structures and target equity investments and bringing industry, financial, operational and leadership expertise to portfolio companies.

Public company directorship experience—Former director of public company in the education industry, former Chairman of MGM Growth Properties LLC.

30	MGM Resorts International 2026 Proxy Statement

Proposals Requiring Your Vote

JAN G. SWARTZ

Principal Occupation/Other Directorships

•

Former Executive Vice President of Strategic Operations, Carnival Corporation from 2023-2025. Previously Group President of Holland America Group of Carnival Corporation, leading Princess Cruises, Holland America Line, Seabourn and Carnival Australia from 2020-2023. Previously, Group President of Princess Cruises and Carnival Australia from 2016-2020. President, Princess Cruises from 2013-2016 and Executive Vice President, Sales, Marketing and Customer Service, Princess Cruises from 2008-2013. Previously served in progressive roles at Princess Cruises starting in 2001 as the Vice President of Strategy and Business Development and led the deal evaluation and integration efforts in connection with Carnival Corporation’s acquisition of P&O Princess in 2002.

•

Led Princess Cruises expansion throughout Asia, opening 11 offices across China, Japan, Taiwan, Singapore, Hong Kong and Korea.

•

Co-led Carnival Corporation’s Ocean Medallion digital transformation initiative, which has won the 2018 Gold New York Design Award for Digital IoT, a CES 2019 Innovation Award Honoree and was a finalist for a 2019 Edison Award for its wearable device and guest experience platform available today on Princess ships.

•

Prior to joining Carnival Corporation, served as Chief Executive Officer of MXG Media from 1999 to 2000.

•

From 1992-1999, served as an associate consultant, consultant and manager at Bain & Company, Inc.

AGE: (56) DIRECTOR SINCE 2018

Director Qualifications

Leadership experience—Former EVP Strategic Operations and leader of the strategy and sustainability function at Carnival Corporation. Previously Group President at Carnival Corporation, the world’s largest leisure travel company leading four of Carnival Corporation’s nine cruise brands; former Chief Executive Officer of MXG Media, an interactive entertainment Company; President of the Princess Cruises Community Foundation.

Finance experience—Various progressive roles at Carnival Corporation involving oversight of operating companies’ financial performance.

Industry experience— Led Strategy and Land operations including Alaska wilderness lodges at the world’s largest leisure travel company; oversaw the international expansion of the cruise category throughout Asia and has worked with leading consumer and service companies on growth and digital transformation strategies.

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Proposals Requiring Your Vote

DANIEL J. TAYLOR

Principal Occupation/Other Directorships

•

Employed as an executive of Tracinda Corporation from 2007 through 2019.

•

Director of MGM China since 2020. Non-Executive Chairman of the Board of Directors of Light Efficient Design, a division of TADD LLC since July 2014, a manufacturer and distributor of LED lighting products and EV charging stations.

•

President of Metro-Goldwyn-Mayer Inc. (“MGM Studios”) from April 2005 to January 2006 and Senior Executive Vice President and Chief Financial Officer of MGM Studios from June 1998 to April 2005.

•

Tax Manager and CPA specializing in the entertainment and gaming practice at Arthur Andersen & Co. from 1978 to 1985.

•

Director of Inforte Corp. from October 2005 to 2007.

•

Non-Executive Chairman of the Board of Directors of Delta Petroleum Corporation from May 2009 to August 2012 (and a director from February 2008 to August 2012), and a former member of the Audit Committee and Nominating and Corporate Governance Committee of such company.

AGE: (69) DIRECTOR SINCE 2007

Director Qualifications

Leadership experience—Chairman of the Board of a manufacturer and distributor of LED lighting products; former President of a motion picture, television, home video, and theatrical production and distribution company.

Finance experience—Former Chief Financial Officer of a motion picture, television, home video, and theatrical production and distribution company; former Vice President—Taxes of a motion picture, television, home video, and theatrical production and distribution company; former tax manager at a public accounting firm.

Industry experience—Former Tax Manager specializing in the entertainment and gaming practice at Arthur Andersen & Co.

Public company directorship experience—Former director and board committee member of a public oil and gas company; former director of a management consulting company; former director of MGM Growth Properties LLC and current director of MGM China, a Hong Kong Stock Exchange listed company.

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Proposals Requiring Your Vote

BEN WINSTON

Principal Occupation/Other Directorships

•

Award-winning Producer, Director and Founding Partner of Fulwell Entertainment, which specializes in making high quality television and film productions, since 2005.

•

Executive producer of many television and film productions including, “The Late Show with James Corden” from 2015 to 2023, “The Grammy Awards,” for CBS, “The Kardashians,” for Hulu, “Carpool Karaoke” for Apple TV, and “Friends” The Reunion for HBO MAX.

•

Has created and produced several music specials for various award winning artists and oversaw “Global Citizen: Mandela 100” in South Africa in 2018.

•

14 time Emmy winner, 36 time Emmy nominee, 5 time Critics Choice Award Winner, 3 time Brit Award winner, 2 time PGA Award Winner, Rose D’or winner, Bafta Winner, Grammy nominee.

•

Named Executive Producer and Creative Director for the 2028 Los Angeles Summer Olympics and Paralympics Opening and Closing Ceremonies

AGE: (44) DIRECTOR SINCE 2023 PRODUCER, DIRECTOR AND FOUNDING PARTNER OF FULWELL ENTERTAINMENT

Director Qualifications

Leadership experience—Founding Partner of Fulwell Entertainment, an international television, film and production company that operates across a wide range of genres and across all media platforms, including theatrical, broadcast and digital. Member of the Board of Directors of Arsenal Football Club.

Industry experience—Award-winning director and producer of TV shows, films, documentaries, concerts, events, and music videos.

THE BOARD UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE BASED UPON THEIR RESPECTIVE EXPERIENCES, QUALIFICATIONS AND SKILLS IDENTIFIED ABOVE.

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Proposals Requiring Your Vote

PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touche LLP to serve as our independent registered public accounting firm for 2026. For 2025, Deloitte & Touche LLP audited and rendered opinions on our financial statements and internal control over financial reporting.

A representative of Deloitte & Touche LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will have the opportunity to respond to appropriate questions.

We are asking our stockholders to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered a recommendation to the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The Board recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

Audit and Non-Audit Fees

The following table sets forth fees paid to our auditors, Deloitte & Touche LLP, in 2025 and 2024 for audit and non-audit services. All of the services described below were approved in accordance with our pre-approval policy, which is described in the next section.

	2025	2024

Audit fees	$7,637,000	$7,550,000

Audit-related fees	—	—

Tax fees	1,191,000	2,475,000

All other fees	22,000	33,000

Total	$8,850,000	$10,058,000

The category “Audit fees” includes fees for our annual audit and quarterly reviews of our consolidated financial statements and of our subsidiaries, the attestation reports on our internal control over financial reporting, statutory and compliance audits required by gaming regulators, assistance with SEC filings, and fees related to debt and equity offerings. The category “Audit-related fees” includes fees related to other assurance services not included in “Audit Fees.” The category “Tax fees” includes fees related to tax consultation, tax planning and tax compliance services. The category “All other fees” includes consulting services for the purpose of providing advice and recommendations.

Pre-Approval Policies and Procedures

Our Audit Committee has a policy related to pre-approval of all audit and permissible non-audit services to be provided by the independent registered public accounting firm. Pursuant to this policy, the Audit Committee must pre-approve all services provided by the independent registered public accounting firm. Pre-approvals for classes of services are granted at the start of each fiscal year and are applicable for such year. As provided under the Sarbanes-Oxley Act of 2002 and the SEC’s rules, the Audit Committee has delegated pre-approval authority to the chair of the Audit Committee to address certain requests for pre-approval in between regularly scheduled meetings of the Audit Committee, and such pre-approval decisions are reported to the Audit Committee at its next regular meeting. The policy is designed to help ensure that there is no delegation by the Audit Committee of authority or responsibility for pre-approval decisions to management.

Audit Committee Report

The Audit Committee reviewed and discussed the audited financial statements with management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm, and management represented to the Audit Committee

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Proposals Requiring Your Vote

that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The discussions with Deloitte & Touche LLP included the matters required to be discussed under applicable Public Company Accounting Oversight Board (“PCAOB”) standards. The Audit Committee also received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP its independence.

The Audit Committee also: (i) reviewed and discussed with management, the Company’s internal auditors and Deloitte & Touche LLP, the Company’s internal control over financial reporting and (ii) reviewed and discussed with management and Deloitte & Touche LLP their respective assessment of the effectiveness of the Company’s internal control over financial reporting.

Based on the Audit Committee’s review of the audited financial statements and the review and discussions described in the foregoing paragraphs, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2025 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

KEITH MEISTER, Chair

KEITH BARR

PAUL SALEM

DANIEL J. TAYLOR

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

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Proposals Requiring Your Vote

PROPOSAL NO. 3 ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules, including the Compensation Discussion and Analysis, the Summary Compensation Table and related tables and narrative disclosure (also referred to as “say-on-pay”).

Stockholders are encouraged to read the Compensation Discussion and Analysis section of this Proxy Statement, which begins on page 37, for a more detailed discussion of how our compensation programs reflect our overarching compensation philosophy and core business principles. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. Accordingly, we ask our stockholders to vote “FOR” the advisory vote for adoption of the following resolution:

“RESOLVED, that the stockholders of MGM Resorts International approve, on an advisory basis, the compensation of our named executive officers as disclosed in our Proxy Statement in accordance with Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the Summary Compensation Table and related tables and narrative disclosure.”

Although the advisory vote is not binding on the Human Capital and Compensation Committee or the Board, the Human Capital and Compensation Committee and the Board will review the results of the vote and consider them in future determinations concerning our executive compensation program. The Board has adopted a policy of holding say-on-pay votes annually. Accordingly, unless the Board determines otherwise, the next advisory vote to approve executive compensation will occur at the 2027 annual meeting of stockholders.

The Board recommends a vote “FOR” the advisory vote to approve executive compensation.

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Executive Compensation

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis reports on compensation policies applicable to our named executive officers, as determined pursuant to applicable SEC rules.

In 2025, our named executive officers (sometimes referred to as our “NEOs”) were the following individuals:

NAME	TITLE
William J. Hornbuckle	Chief Executive Officer and President
Jonathan S. Halkyard(A)	Chief Financial Officer
Corey I. Sanders(B)	Chief Operating Officer
Gary Fritz(C)	Chief Commercial Officer and President of MGM Digital
John M. McManus	Chief Legal and Administrative Officer and Secretary

(A)	Prior to November 6, 2025, Mr. Halkyard was Chief Financial Officer and Treasurer.

(B)

Mr. Sanders served as Chief Operating Officer through December 31, 2025. Ayesha Molino became the Chief Operating Officer of the Company on January 1, 2026. Before becoming Chief Operating Officer, Ms. Molino was MGM’s Chief Public Affairs Officer as well as President and COO of the Company’s ARIA and Vdara properties.

(C)	Prior to October 1, 2025, Mr. Fritz was President, Interactive.

Results from 2025 Say-on-Pay Vote

The 2025 advisory proposal to approve the 2024 compensation of our NEOs (the “say-on-pay” proposal) was approved by approximately 89.3% of the votes cast. Following the annual meeting in 2025, we extended invitations to approximately 40% of our stockholder base as of March 13, 2026 for meetings to discuss, among other things, our executive compensation and corporate governance practices. Additionally, two of our largest stockholders, holding together approximately 28% of our shares as of March 13, 2026, are represented on the Board and therefore have the opportunity to provide feedback on corporate governance matters, including executive compensation. In light of the 2025 say-on-pay proposal results and the feedback from our engagements, we believe that our stockholders are generally satisfied with our executive compensation practices, which the Human Capital and Compensation Committee took into consideration when determining not to make any significant changes to our compensation program and policies for 2025.

MGM Resorts International 2026 Proxy Statement	37

Executive Compensation

EXECUTIVE SUMMARY

2025 was a year of many significant achievements by the Company, as described in more detail below (see “Elements of Compensation—Annual Incentive Bonus”). The Company believes that the following executive compensation design elements and practices have contributed to this success.

Continued Focus on Performance-Based Compensation and Long-Term Incentives

The Human Capital and Compensation Committee continues to believe that equity incentives should be the most significant part of an NEO’s compensation package. This belief is further reflected in the NEOs’ employment agreements, which provide that each NEO will receive any amounts earned in excess of 150% of their target annual bonus in deferred restricted stock units (“Bonus dRSUs”). The Bonus dRSUs are “vested” as of the grant date, meaning they are not subject to additional performance or service criteria and are not subject to forfeiture in the case of termination, in recognition of the fact that the performance required to earn these awards had already been satisfied in connection with the annual bonus program. The Bonus dRSUs are distributed in three equal annual installments following grant, supporting long-term alignment with our stockholders.

The charts below illustrate the importance of long-term incentives (“LTIs”) for the NEOs, which comprise approximately 59% of the CEO’s target direct compensation and 52% of the target direct compensation of the other NEOs. In 2025, the Human Capital and Compensation Committee determined to alter the mix of equity grants provided to the NEOs such that 50% of our NEOs’ LTI awards are relative TSR performance based units (“Relative TSR PSUs”), with payouts determined based on Total Shareholder Return (“TSR”) as compared to the other companies included in the S&P 1500 Hotels, Restaurants, and Leisure Index at the time of grant. The remaining 50% of our NEOs’ LTI awards are provided in the form of RSUs, where the value ultimately realized by the NEO is directly tied to our stock price on the date the award vests. The Human Capital and Compensation Committee believes that Relative TSR PSUs make a substantial portion of our NEOs’ target annual compensation contingent on delivering acceptable levels of TSR. The opportunity to earn above-target awards is conditioned on the Company’s delivery of returns in excess of what an investor would make from an investment in another company in the hotels, restaurant, and leisure industries in which the Company operates.

(A)

Relative TSR PSUs are granted based on the average stock price over the 60 day period leading up to the date of grant and RSUs are granted based on the closing price on the date of grant. The percentages reflected in the graphs above represent the value of the award as determined for financial accounting purposes, which for Relative TSR PSUs is determined using the Monte Carlo valuation method and for RSUs is closing price on the date of grant.

2025 Compensation Actions at a Glance

Employment Agreements

The most significant compensation actions taken by the Human Capital and Compensation Committee in 2025 were revisions and extensions to the employment agreements for many of the Company’s senior executives. These important actions will help ensure continuity of management and support the transition to a new Chief Operating Officer in light of Mr. Sanders’ shift from an executive role to an advisory role.

See “Compensation Tables—Employment Agreements” for detailed summaries of the new employment agreements.

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Executive Compensation

Annual Bonus

Consistent Design for 2025:  The Human Capital and Compensation Committee continued to believe that Compensation Adjusted EBITDAR is a very important component of the Company’s annual incentive bonus and, as a result, increased the weighting of the goal (the “2025 Compensation Adjusted EBITDAR Target”), from 70% to 75% for Messrs. Hornbuckle, Halkyard, Sanders and McManus. For Mr. Fritz, the weighting remained at 50%. Consistent with 2024, an amount equal to MGM China and BetMGM LLC’s (“BetMGM”) target Adjusted EBITDAR or EBITDA, as applicable, multiplied by the Company’s percentage ownership in each for the performance period was included in the 2025 Compensation Adjusted EBITDAR Target. Furthermore, in light of the 2024 formation of Boa Lion, our venture with Grupo Globo in Brazil, the 2025 Compensation Adjusted EBITDAR Target also included an amount equal to Boa Lion’s target Adjusted EBITDA multiplied by the Company’s percentage ownership in Boa Lion. The 2025 Compensation Adjusted EBITDAR Target approved by the Human Capital and Compensation Committee was consistent with the EBITDA approved by the Board in the budgeting process for 2025, as further increased by the Company’s rental payments with respect to its properties. In light of challenges in budgeting the Company’s digital growth business, the funding curve for the 2025 bonus was modified, including 100% funding on this component to the extent management achieves 96% to 104% of the Compensation Adjusted EBITDAR Target. Participants are able to earn up to 200% of this portion of their target bonus for maximum achievement of this goal.

With respect to Messrs. Hornbuckle, Halkyard, Sanders and McManus, the remaining 25% of their annual bonus was determined based on the achievement of strategic goals related to the execution of the Company’s Strategic Plan. Participants were able to achieve 200% of this portion of their target bonus for maximum achievement of these goals.

With respect to Mr. Fritz, the remaining 50% of his annual bonus was determined based on the achievement of the following goals: (1) Execution of Digital Strategy (weighted 40%) and (2) Promoting the Company’s Employees and Culture (weighted 10%). Mr. Fritz was able to achieve 200% of this portion of his target bonus for maximum achievement of these goals.

Long-Term Incentives (LTIs)

For 2025, as in prior years, LTIs were granted to our executives in the form of performance share units (“PSUs”) and RSUs. In 2025, the Human Capital and Compensation Committee, in consultation with its independent compensation consultant F.W. Cook, reviewed the practices among the Company’s peer group and within the broader market and determined to remove Absolute TSR PSUs as a component of the long-term incentive program. As a result, PSUs were awarded in 2025 solely on the basis of Relative TSR. In addition, the Human Capital and Compensation Committee determined to modify the peer group for the Relative TSR PSUs (described below) from the S&P 500 to the S&P 1500 Hotels, Restaurants and Leisure Index. The Human Capital and Compensation Committee believed that this change was important to provide a comparator group that is most similar to the Company from a size and business-focus perspective, better reflecting companies in which an MGM shareholder might otherwise invest. Furthermore, the Human Capital and Compensation Committee, in consultation with F.W. Cook, determined to rebalance the Long-Term Incentive program in 2025, such that half of the target grant value of an NEOs award would be in the form of Relative TSR PSUs and the remaining half would be provided in time-vested RSUs. The Human Capital and Compensation Committee believes that this restructuring of the LTI program clarifies the performance targets that our executive officers are required to attain and improves the relevance of the Relative TSR PSUs, while maintaining the Company’s commitment to its pay-for-performance philosophy.

Accordingly, the LTIs generally consist of two components:

•

Relative TSR PSUs (50% of target LTI grant value)—The payment, if any, of these awards is determined by comparing MGM’s TSR to the TSR of other companies in the S&P 1500 Hotels, Restaurants and Leisure Index as of the end of the three-year performance measurement period, with the opportunity for up to 150% of the target shares to be earned.

•	RSUs (50% of target LTI grant value)—The payment of these awards is based on continued service, with RSUs vesting in three equal annual installments starting on the first anniversary of grant.

See “Elements of Compensation” below for a further description of annual base salary, the 2025 Bonus Program and Long-Term Equity Incentives.

MGM Resorts International 2026 Proxy Statement	39

Executive Compensation

Executive Compensation “Best Practices”

The Human Capital and Compensation Committee conducts an ongoing review of its existing compensation programs and maintains several policies that it believes continue to represent best practices, based on advice from F.W. Cook:

•

Executive officer stock ownership guidelines.  We recognize the importance of aligning our management’s interests with those of our stockholders. As a result, the Board, at the recommendation of the Human Capital and Compensation Committee, established stock ownership guidelines for all of our executive officers, including our NEOs.

Under these guidelines, our NEOs are expected to accumulate Company stock having a fair market value equal to a multiple of their applicable base salaries as shown in the table below.

POSITION	MULTIPLE OF BASE SALARY
CEO	6X
Other Executive Officers (including NEOs other than CEO)	3X

For purposes of these guidelines, shares held in trust or retirement accounts and RSUs (including deferred RSUs)—but not PSUs or stock appreciation rights (“SARs”)—count toward the ownership guidelines. Each executive officer is required to retain 50% of the net after-tax shares received upon vesting/exercise of equity incentive awards until the guideline is satisfied. The Board also adopted stock ownership guidelines for directors, which are described in “Corporate Governance—Director Stock Ownership Guidelines.” As of December 31, 2025, all NEOs were in compliance.

•

No single trigger arrangements.  No executive officer is entitled to single trigger change of control benefits. Our change of control policy conditions change-of-control-benefits (including equity vesting) on termination without cause or a termination by the executive with “good reason” following a change of control (“double trigger”).

•

Uniform change of control policy.  We maintain a generally uniform policy with regard to severance payable to NEOs and other executive officers in connection with a change of control. See “Executive Compensation—Uniform Change of Control Policies.”

•

Discretionary reduction of annual bonus.  The Human Capital and Compensation Committee retains the right to reduce or eliminate any award under our annual bonus program (as in effect from time to time) in its sole and absolute discretion if it determines that such a reduction or elimination is appropriate with respect to the applicable performance criteria or any other applicable factors.

•

No golden parachute tax gross ups.  In the event that there is a change of control that triggers golden parachute excise taxes under Section 4999 of the Internal Revenue Code, we are not obligated to provide any so-called “golden parachute” excise tax gross-up protection to any of our executive officers.

•

Prohibition on short sales, derivatives trading and pledging and hedging of Company securities.  Our insider trading policy provides that employees (including our NEOs and other executive officers) and our directors may not enter into short sales of our securities or buy or sell exchange traded options on our securities. Further, our insider trading policy prohibits pledging or hedging of our securities by NEOs, Section 16 officers and directors.

•

Clawback Policy.  Consistent with the NYSE listing standards, our Clawback Policy requires the Company to seek recovery of erroneously awarded incentive-based compensation in the event of a financial restatement or other material noncompliance with financial reporting requirements under the securities laws.

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Executive Compensation

COMPENSATION PRACTICES AT A GLANCE

	What We Do		What We Do NOT Do

✓	DO pay for performance – a significant portion of our NEO compensation is at-risk variable compensation	✗	NO pledging of company securities permitted by directors or Section 16 officers

✓	DO provide minimum vesting conditions for awards made as part of our long-term equity incentive program	✗	NO hedging or derivative transactions permitted by directors or Section 16 officers

✓	DO conduct annual compensation risk assessments	✗	NO “single trigger” change of control payments
✓	DO maintain robust stock ownership guidelines	✗	NO golden parachute tax gross ups
✓	DO use an independent compensation consultant	✗	NO re-pricing of underwater stock options without stockholder approval
		✗	NO minimum payout of LTI compensation

EXECUTIVE COMPENSATION PROCESS

Roles in Establishing NEO Compensation

The Human Capital and Compensation Committee is responsible for establishing, implementing, and reviewing the compensation program and related objectives for our executive officers, including our NEOs. In doing so, the Human Capital and Compensation Committee obtains recommendations from management with respect to the elements of NEO compensation and performance results. Legal and regulatory guidance and market and industry data that may be relevant in determining compensation are provided by management and/or the Human Capital and Compensation Committee’s independent outside advisors (as further described below – see “Outside Consultants”). In addition, the Human Capital and Compensation Committee consults with our CEO regarding our performance goals, and our CEO periodically meets with the Chair of the Human Capital and Compensation Committee to discuss his performance and that of other executive officers.

Role of the Human Capital and Compensation Committee

The Human Capital and Compensation Committee, among other things, determines compensation of our executive officers, the incentive awards to be granted to our executive officers and associated performance criteria pursuant to our annual incentive programs and administers and approves the granting of equity-based awards under our 2022 Omnibus Incentive Plan (the “Equity Plan”). The Human Capital and Compensation Committee’s authority and oversight with respect to the NEOs extends to total compensation, including base salaries, bonuses, non-equity incentive awards, equity-based awards, and other forms of compensation. Pursuant to the Human Capital and Compensation Committee Charter, the Human Capital and Compensation Committee has delegated authority to the Chief Financial Officer, with oversight by the CEO, the ability to grant up to $1,000,000 annually in equity awards to new hires other than executive officers (which amount the Human Capital and Compensation Committee can increase from time to time in its sole discretion), which may consist of RSUs, PSUs and other forms of equity award, and to approve employment contracts for other members of senior management involving base salaries that are less than $500,000. In addition, the Human Capital and Compensation Committee has delegated a $3,000,000 annual basket of equity that may be awarded by the CEO as a tool to promote retention; recognize employee contributions, strong performance, or high potential talent; and promote recruitment efforts. Details of awards granted under each of the annual baskets are regularly provided to the Human Capital and Compensation Committee.

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Executive Compensation

Role of Executive Officers

Our NEOs generally do not participate in determining the amount or type of compensation they are paid other than (i) in connection with negotiating their respective employment agreements; (ii) with respect to participation by our CEO in connection with determining the performance criteria for the annual bonus program(s) and the satisfaction of such criteria; and (iii) with respect to participation by the CEO in providing recommendations to our Human Capital and Compensation Committee regarding annual equity awards for NEOs other than himself. Instead, the Human Capital and Compensation Committee’s assessment of the individual performance of our NEOs is based primarily on its independent observation and judgment of the responsibilities, duties, performance, and leadership skills of our NEOs as well as the Company’s overall performance.

Outside Consultants

The Human Capital and Compensation Committee periodically engages outside consultants on various compensation-related or executive assessment and evaluation matters. The Human Capital and Compensation Committee has the authority to engage the services of independent legal counsel and consultants to assist them in analyzing and reviewing compensation policies, elements of compensation, and the aggregate compensation to NEOs.

In 2025, the Human Capital and Compensation Committee continued to retain the services of, and receive advice from, F.W. Cook, its independent compensation consultant, with respect to executive compensation related matters. F.W. Cook exclusively provides services to the Human Capital and Compensation Committee and does not provide any services to the Company other than on behalf of the Human Capital and Compensation Committee. The Human Capital and Compensation Committee has reviewed an assessment of any potential conflicts of interest raised by F.W. Cook’s work for the Human Capital and Compensation Committee and the independence of F.W. Cook and its consultants from management of the Company. The assessment included the following six factors, among others: (i) the provision of other services to the Company by F.W. Cook; (ii) the amount of fees received from the Company by F.W. Cook, as a percentage of F.W. Cook’s total revenue; (iii) the policies and procedures of F.W. Cook that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the F.W. Cook consultant with a member of the Human Capital and Compensation Committee; (v) any Company stock owned by the F.W. Cook consultants; and (vi) any business or personal relationship of the F.W. Cook consultant or F.W. Cook with any of the Company’s executive officers. The Human Capital and Compensation Committee concluded that there are no such conflicts of interest that would prevent F.W. Cook from serving as an independent consultant to the Human Capital and Compensation Committee.

Assessing Compensation Competitiveness

In order to assess whether the compensation awarded to our NEOs is fair and reasonable, the Human Capital and Compensation Committee periodically gathers and reviews data regarding the compensation practices and policies of other public companies of comparable size in the gaming, hospitality, and restaurant industries. The peer group compensation data is reviewed by the Human Capital and Compensation Committee to determine whether the compensation opportunity provided to our NEOs is generally competitive with that provided to the executive officers of our peer group companies, and the Human Capital and Compensation Committee makes adjustments to compensation levels where appropriate based on this information. The peer group is used as a reference point by the Human Capital and Compensation Committee in its compensation decisions with respect to NEOs, but the Human Capital and Compensation Committee does not generally benchmark NEO compensation to any specific level with respect to peer group data.

The relevant information for members of the peer group is gathered from proxy statement data, which may only reflect the compensation paid by these companies in years prior to their disclosure, and other SEC filings. When reviewing the compensation of the executive officers of the peer group, the Human Capital and Compensation Committee compares the market overlap, results of operations, and market capitalization of the peer group with ours. In addition, the Human Capital and Compensation Committee also reviews the total compensation, as well as the amount and type of each element of such compensation, of the executive officers of the peer group with duties and responsibilities comparable to those of our NEOs.

For 2025, the Human Capital and Compensation Committee determined to update the peer group selection criteria in light of the Company’s increased focus on live entertainment. As a result of this change, the Human Capital and Compensation Committee determined to add two entertainment companies, DraftKings and Live Nation Entertainment. The current peer group was selected in March 2025 by the Human Capital and Compensation Committee (the “Peer Group”) and is comprised of gaming, hospitality, restaurant and entertainment companies that we consider competitors with us for business and/or executive management talent. The general selection criteria are to include (1) gaming industry peers with trailing four-quarter revenue greater than $4.0 billion, and (2) companies in the hotels, restaurants, leisure and entertainment

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Executive Compensation

industries with trailing four-quarter revenues and 12-month average enterprise value in a 0.25x-to-4.0x range of the Company, subject to a potential modest exception for companies selected as peers in prior years. As set forth in the following table, we are near the 66th percentile as compared to the Peer Group with respect to revenue, the 53rd percentile on number of employees, the 45th percentile with respect to 12-month average enterprise value and the 16th percentile with respect to 12-month average market cap as of December 31, 2025. This data is generally based on SEC filings reflecting results through December 31, 2025 (employee data is from the most recent Form 10-K).

Trailing 4Qs Revenues ($ Millions)		Employees (as of last 10-K filing)		12-Month Average ($ Millions) as of 12/31/25				Company Size as of 12/31/25 ($ Millions)
				Enterprise Value		Market Cap Value		Enterprise Value		Market Cap Value
Starbucks	$37,702	Starbucks	381,000	McDonald’s	$269,875	McDonald’s	$217,530	McDonald’s	$271,081	McDonald’s	$217,656
McDonald’s	$26,885	Darden Rest.	197,924	Starbucks	$126,021	Starbucks	$103,190	Starbucks	$118,924	Starbucks	$95,755
Carnival	$26,622	Hilton	182,000	Royal Caribbean	$94,276	Royal Caribbean	$74,129	Marriott	$99,461	Marriott	$83,253
Marriott	$26,201	McDonald’s	150,000	Marriott	$88,943	Marriott	$73,561	Royal Caribbean	$96,804	Royal Caribbean	$76,065
Live Nation Ent.	$25,201	Marriott	148,000	Hilton	$72,172	Chipotle	$62,617	Hilton	$78,102	Hilton	$66,767
Royal Caribbean	$17,934	Chipotle	130,301	Chipotle	$65,869	Hilton	$61,064	Carnival	$66,166	Chipotle	$48,924
MGM	$17,538	Carnival	117,000	Carnival	$60,529	YUM! Brands	$40,704	Las Vegas Sands	$56,774	Las Vegas Sands	$44,008
Las Vegas Sands	$13,017	Royal Caribbean	108,000	YUM! Brands	$52,216	Las Vegas Sands	$34,408	YUM! Brands	$53,442	YUM! Brands	$42,003
Darden Rest.	$12,577	MGM	78,000	Las Vegas Sands	$46,010	Carnival	$33,612	Chipotle	$52,483	Carnival	$40,101
Hilton	$12,039	Caesars	50,000	MGM	$39,565	Live Nation Ent.	$33,378	MGM	$39,934	Live Nation Ent.	$33,090
Chipotle	$11,926	YUM! Brands	49,000	Restaurant Brands	$38,292	Darden Rest.	$23,015	Restaurant Brands	$38,776	Restaurant Brands	$22,367
Caesars	$11,486	Norwegian Cruise	44,500	Live Nation Ent.	$37,031	Restaurant Brands	$21,737	Live Nation Ent.	$37,188	Darden Rest.	$21,188
Norwegian Cruise	$9,828	Las Vegas Sands	41,500	Caesars	$30,980	Draftkings	$19,069	Caesars	$29,865	Draftkings	$17,153
Restaurant Brands	$9,434	Wynn Resorts	28,000	Darden Rest.	$30,752	Wynn Resorts	$10,693	Darden Rest.	$29,312	Wynn Resorts	$12,389
YUM! Brands	$8,219	PENN Entertainment	23,118	Norwegian Cruise	$24,162	Norwegian Cruise	$9,791	Norwegian Cruise	$25,340	Norwegian Cruise	$10,161
Wynn Resorts	$7,138	Live Nation Ent.	17,700	Wynn Resorts	$20,126	MGM	$9,449	Wynn Resorts	$21,852	MGM	$9,980
PENN Entertainment	$6,961	Restaurant Brands	9,000	Draftkings	$19,713	Caesars	$5,695	Draftkings	$17,832	Caesars	$4,774
Draftkings	$6,055	Draftkings	5,500	PENN Entertainment	$12,965	PENN Entertainment	$2,501	PENN Entertainment	$12,472	PENN Entertainment	$1,965
75th Percentile	$25,701		149,000		$80,558		$68,089		$87,453		$71,416
Median	$12,039		50,000		$45,010		$33,612		$52,483		$40,101
25th Percentile	$8,827		25,559		$27,457		$14,881		$27,326		$14,771
MGM % Rank	66P		53P		45P		16P		45P		16P

Source: Standard & Poor’s Capital IQ.

OBJECTIVES OF OUR COMPENSATION PROGRAM

The Human Capital and Compensation Committee’s primary objectives in setting total compensation opportunities and the elements of compensation for our NEOs are to:

•	attract talented and experienced NEOs and retain their services on a long-term basis;

•	motivate our NEOs to achieve our annual and long-term operating and strategic goals;

•	align the interests of our NEOs with the interests of the Company and those of our stockholders; and

•	encourage our NEOs to balance the management of long-term risks and performance with yearly performance.

ELEMENTS OF COMPENSATION

In structuring our NEO compensation program, the Human Capital and Compensation Committee considers how each component of compensation motivates performance and promotes retention and sound long-term decision-making. The Human Capital and Compensation Committee also considers the requirements of our strategic plan and the needs of our business.

MGM Resorts International 2026 Proxy Statement	43

Executive Compensation

Our NEO compensation program consists of the following core components, which are designed to achieve the following objectives:

COMPENSATION ELEMENT	OBJECTIVE
Annual base salary	Attract and retain executive officers by fairly compensating them for performing the fundamental requirements of their positions.
Annual incentive bonus	Motivate executive officers to achieve specific annual financial and/or operational or strategic goals and objectives whose achievements are critical for near- and long-term success.
Long-term incentives

Align executive officers’ long-term interests with those of our stockholders and drive decisions and achieve goals that will help us to remain competitive and thrive in the competitive global gaming industry; reward executive officers for building and sustaining stockholder value; and retain executive officers both through growth in their equity value and the vesting provisions of our stock awards.

Deferred compensation opportunities	Promote retention and provide individual tax planning flexibility by providing opportunities to postpone receipt of compensation until after the end of covered employment.
Severance and change of control benefits; employment agreements

Attract, retain, and provide reasonable security to executive officers; encourage executives to make sound decisions in the interest of our long-term performance, regardless of personal employment risk.

Perquisites	Provide a market-competitive level of perquisites, which in some cases may be provided at little or no cost to us as an owner and operator of full-service resorts.

Annual Base Salary and Employment Agreements

We have employment agreements with each of our NEOs pursuant to which their annual base salaries are established, as described in the table below. For more detailed summaries of the employment agreements, see “Compensation Tables—Employment Agreements” below.

NEO	2024 Base Salary	2025 Base Salary		Change	EMPLOYMENT AGREEMENT TERM EXPIRATION
Mr. Hornbuckle	$2,000,000	$2,000,000	(A)	$—	December 31, 2028
Mr. Halkyard	1,100,000	1,250,000	(B)	150,000	September 30, 2029
Mr. Sanders	1,250,000	1,250,000	(C)	—	December 31, 2025
Mr. Fritz	1,250,000	1,500,000	(D)	250,000	September 30, 2028
Mr. McManus	900,000	900,000		—	August 31, 2026

(A)	On May 8, 2025, Mr. Hornbuckle entered into a new employment agreement with the Company. No change was made to Mr. Hornbuckle’s minimum base salary.

(B)

From January 1, 2025 through September 30, 2025, Mr. Halkyard’s base salary was $1.1 million. In connection with the entry into a new employment agreement on September 16, 2025, Mr. Halkyard’s base salary was increased to $1.25 million effective October 1, 2025.

(C)	On August 29, 2025, Mr. Sanders entered into an extension to his employment agreement with the Company through December 31, 2025. No change was made to Mr. Sanders’ base salary.

(D)

From January 1, 2025 through September 30, 2025, Mr. Fritz’s base salary was $1.25 million. In connection with the entry into a new employment agreement on September 16, 2025, Mr. Fritz’s base salary was increased to $1.5 million effective October 1, 2025.

Annual Incentive Bonus

Fiscal Year 2025

Compensation Adjusted EBITDAR Component of Annual Incentive Bonus: 75% (NEOs other than Mr. Fritz); 50% (Mr. Fritz)

For 2025, the Human Capital and Compensation Committee determined to maintain the general design of the annual cash incentive bonus program for NEOs from the 2024 program, which provided for cash payouts (subject to certain limitations) based on the performance against a financial goal and performance against certain strategic and operational goals, as further described below. The primary component of the Company’s annual cash incentive bonus program for NEOs is

44	MGM Resorts International 2026 Proxy Statement

Executive Compensation

adjusted “Actual” EBITDAR (“Compensation Adjusted EBITDAR,” as further described below). Specifically, for 2025, the Human Capital and Compensation Committee continued to believe that it was important to have a substantial financial goal and as a result determined to increase the weighting of the full year Compensation Adjusted EBITDAR goal (the “2025 Compensation Adjusted EBITDAR Target”), from 70% to 75% for Messrs. Hornbuckle, Halkyard, Sanders and McManus. For Mr. Fritz, the weighting remained at 50%. The Human Capital and Compensation Committee believed that a lower percentage was warranted for Mr. Fritz in order to incentivize Mr. Fritz to focus on the Company’s digital growth efforts.

As in previous years, a participant in the annual incentive plan could earn from 50% to 200% of his target bonus, based on the percentage of achievement of the Compensation Adjusted EBITDAR Target, with a 200% payout requiring 115% achievement of the target and no payout below 80% of the target. In light of challenges in budgeting for the Company’s digital growth business, the funding curve for the 2025 bonus was modified to provide for 100% funding to the extent management achieves 96% to 104% of the Compensation Adjusted EBITDAR Target.

Consistent with 2024, in 2025 the Human Capital and Compensation Committee believed it was important to include Adjusted EBITDAR related to MGM China operations as well as BetMGM’s target EBITDA and Boa Lion’s budgeted EBITDA in light of the increased strategic focus on the Company’s digital growth. As a result, an amount equal to MGM China’s, BetMGM’s and Boa Lion’s target Adjusted EBITDAR or EBITDA, as applicable, multiplied by the Company’s percentage ownership in each for the performance period, was included in the 2025 Compensation Adjusted EBITDAR Target. The annual incentive program also provided that the 2025 Compensation Adjusted EBITDAR Target could be adjusted during the year to the extent (i) the BetMGM Board approves a revised budget in 2025 that reduces BetMGM budgeted EBITDA by at least $10 million as a result of significant marketing or product related initiatives, (ii) the CEO approves a revised budget for LeoVegas in 2025 to take into consideration new brand launches in new or existing jurisdictions and such launches are expected to impact LeoVegas EBITDA by at least $5 million or (iii) the Boa Lion Board approves a revised budget for 2025 that reduces or increases Boa Lion budgeted EBITDA by at least $5 million; provided that any such adjustments had to be approved by the Human Capital and Compensation Committee.

Under the 2025 annual incentive program, the Human Capital and Compensation Committee reserved the right to increase, reduce or eliminate any participant’s award if it determined, in its sole discretion, that such an increase, reduction or elimination was appropriate with respect to the participant’s performance or any other factors material to the goals, purposes, and administration of the program. In establishing the 2025 annual incentive program, the Human Capital and Compensation Committee determined that, if it were to exercise this authority, some of the factors that it intended to consider were any unforeseen, unusual, or extraordinary gains, losses, expenses, revenues, charges, or credits not contemplated at the time of the bonus letter. The Human Capital and Compensation Committee believes that its ability to take these factors into account gives it increased ability to structure annual incentives in a way that recognizes individual performance and other factors relevant to measuring the Company’s success during the fiscal year. Any amounts earned in excess of 150% of a NEO’s target annual bonus are paid in Bonus dRSUs.

In January of 2026, the Human Capital and Compensation Committee determined that it would not increase, reduce, or eliminate any of the participants’ annual incentive awards for fiscal year 2025. Compensation Adjusted EBITDAR as calculated for 2025 for purposes of the 2025 annual incentive program was $4,304,248,000 for the year, which resulted in each NEO receiving approximately 100% of their target award for this component of the bonus.

Compensation Adjusted EBITDAR is a non-GAAP financial measure, meaning that it is not calculated and reported in accordance with generally accepted accounting principles in the U.S. For 2025, the following exclusions were approved to Compensation Adjusted EBITDAR to the extent not contemplated in the original calculation of Compensation Adjusted EBITDAR: (i) impairment of goodwill or other intangible assets, (ii) all third-party costs in connection with any significant unbudgeted acquisition, disposition, corporate reorganization (including spin-offs, split offs or similar transactions) or strategic initiatives regardless of whether the transaction was ultimately consummated (for purposes of this clause, an activity will be considered significant if the third-party costs incurred in connection with such activity exceed $2 million), (iii) gains or losses attributable to the consolidation of an entity previously not consolidated or attributable to a change in ownership percentage of an unconsolidated affiliate, (iv) EBITDAR attributable to any entity acquired by the Company during 2025 to the extent not included in the Compensation Adjusted EBITDAR Target, (v) gains or losses attributable to changes in tax laws, (vi) gains or losses attributable to changes in accounting principles, (vii) gains or losses associated with changes in ownership or fair value of investments in unconsolidated entities, (viii) gains or losses related to significant legal settlements, awards or judgments in excess of insured amounts (for purposes of this clause a settlement will be significant if the associated gain or loss in excess of amounts insured exceeds $5 million), (ix) expenses not contemplated at the time of the determination of Compensation Adjusted EBITDAR related to significant strategic opportunities, including (A) license, permit or other fees or expenses incurred in connection with obtaining the right to develop or operate a commercial casino in any new jurisdiction, including, but not limited to, New York, Ohio, United Arab Emirates, Thailand or Texas, (B) obtaining licenses in any domestic or international jurisdiction to engage in sports betting or mobile gaming or (C) in connection with

MGM Resorts International 2026 Proxy Statement	45

Executive Compensation

entering into unbudgeted new markets as part of the Company’s digital growth strategy, including any BetMGM brand launches in new markets to the extent a schedule of expenses is approved by the Human Capital and Compensation Committee (for purposes of this clause an opportunity will be considered significant if the expenses incurred in connection with such activity exceed $5 million), (x) expenses in connection with severance payments to the extent such payments on an individual basis exceed $2 million, (xi) expenses associated in connection with unbudgeted charitable donations in excess of $2 million, (xii) income or expense not contemplated at the time of the determination of Compensation Adjusted EBITDAR related to (A) the Boa Lion long term stock option incentive plan and (B) the services agreement to be entered into with Luciano Huck (and/or entities affiliated with Luciano Huck), and (xiii) any other unforeseen, unusual or extraordinary gains, losses, expenses, revenues, charges or credits to the extent such event exceeds $5 million not contemplated at the time of the determination of Compensation Adjusted EBITDAR to the extent approved by the Human Capital and Compensation Committee. For 2025, no adjustments were made pursuant to clauses (ix) or (xiii).

Strategic Goals Component of Annual Incentive Bonus: 25% (NEOs other than Mr. Fritz); 50% (Mr. Fritz)

The Human Capital and Compensation Committee determined that the remaining 25% of the NEO’s annual incentive bonus, other than Mr. Fritz as further described below, would be based the achievement of the Strategic Goal described below.

Strategic Goal – Execution of Strategic Plan in Consultation with the Board (weighted 25% of total annual bonus): This goal encompassed efforts undertaken to deliver on the following four strategic pillars as set forth in the Strategic Framework developed in consultation with the Board (i) customer centricity, (ii) gaming entertainment, (iii) global leadership and (iv) financial stewardship.

In January of 2026, the Human Capital and Compensation Committee, in consultation with the Board, determined that the NEOs, other than Mr. Fritz, achieved 100% on the goal related to Execution of Strategic Plan.

With respect to this goal, the Human Capital and Compensation Committee based its determination on several factors, including:

•

Customer Centric.  In 2025, management successfully delivered on its commitment to provide exceptional guest experiences, which was reflected in achieving record high Gold tier member and above average NPS scores from our MGM Rewards members. We further solidified a comprehensive commerce media strategy, made improvements to our technology governance and leveraged digital enhancements to improve the guest experience. Finally, we successfully rebranded NoMad Las Vegas to The Reserve at Park MGM, which we expect will join Marriott Bonvoy’s Autograph Collection in early 2026.

•

Gaming Entertainment.  The Company continued to execute on its digital strategy, with the BetMGM North American venture achieving record results. The Company also launched the BetMGM brand in Brazil and launched the acquired Tipico US sportsbook technology in Finland, Denmark and Brazil. In Japan, we broke ground on main construction activities and in Dubai we continued to progress construction to remain on track to open in 2028.

•

Global Leadership.  The Company continued to position itself as a global industry leader with Mr. Hornbuckle speaking at a number of industry events. He also assumed the position as the National Chair of the US Travel Association, which is the leading national travel and tourism and trade association.

•

Financial Stewardship.  The Company executed several transactions to continue to maintain the strength of its balance sheet, including (1) a new JPY54.2 billion yen denominated Term Loan A facility and (2) a new HK$23.4 billion five-year senior unsecured revolving credit facility at MGM China. In addition, the Company successfully executed an agreement to sell the operations of MGM Northfield Park, entered into a new long-term branding agreement with MGM China, continued to return capital to shareholders via the purchase of approximately 37.5 million shares, and completed a $300 million room remodel at MGM Grand, ahead of schedule.

The following tables set forth the percentages of achievement for the different bonus metrics and the bonus amounts payable to the NEOs (other than Mr. Fritz):

		Performance Goals			Actual Results	Funding (% Target)
Measure	Weighting	Threshold	Target	Maximum
Compensation Adjusted EBITDAR ($ Mils)	75%	3,481	4,352	5,004	4,304	100%
Strategic Plan	25%	n/a	n/a	n/a	n/a	100%
Total	100%					100%

46	MGM Resorts International 2026 Proxy Statement

Executive Compensation

With respect to Mr. Fritz, 50% of his bonus was based on achievement of Compensation Adjusted EBITDAR and in order to incentivize Mr. Fritz to focus on the Company’s digital growth efforts as described above, the remaining 50% of his bonus was based on the achievement of the following two strategic goals:

Goal 1 – Execution of Digital Strategy (weighted 40% of total annual bonus). This goal relates to Mr. Fritz’s oversight of LeoVegas and BetMGM’s performance and his efforts undertaken in 2025 to execute on strategic transactions to assist the Company in achieving its digital growth strategy.

Goal 2 – Promote the Company’s Employees and Culture (weighted 10% of total annual bonus). This goal relates to leadership reflected by Mr. Fritz in promoting the Company’s culture of compliance and integrity.

In January of 2026, the Human Capital and Compensation Committee determined that Mr. Fritz achieved 150% on the goal related to Execution of Digital Strategy and 100% on the goal related to Promote the Company’s Employees and Culture.

With respect to Goal 1, the Human Capital and Compensation Committee based its determination on several factors, including:

•

Progress in executing on the Company’s digital strategy, including the launch of the BetMGM brand in Brazil, the launch of Tipico’s U.S. sportsbook and online casino technology in new jurisdictions, and the launch of our first live dealer studio.

With respect to Goal 2, the Human Capital & Compensation Committee based its determination on several factors, including:

•	Oversaw material enhancements to the LeoVegas operating model, including the transition from the long-term CEO and founder to a new CEO, while maintaining strong operating performance.

The following tables set forth the percentages of achievement for the different bonus metrics and the bonus amounts payable to Mr. Fritz:

		Performance Goals			Actual	Funding
Measure	Weighting	Threshold	Target	Maximum	Results	(% Target)
Compensation Adjusted EBITDAR ($ Mils)	50%	3,481	4,352	5,004	4,304	100%
Digital Strategy	40%	n/a	n/a	n/a	n/a	150%
Employees and Culture	10%	n/a	n/a	n/a	n/a	100%
Total	100%					120%

The following table sets forth the achievement by each named executive officer of the annual bonus in 2025.

	Current Employment Agreement		2025 TARGET BONUS (A)	2025 ACTUAL BONUS	ACTUAL BONUS AS % OF 2025 TARGET
NEO	Salary	Target Bonus%
Mr. Hornbuckle	$2,000,000	250%	$5,000,000	$5,000,000	100%
Mr. Halkyard	1,250,000	150%	1,706,712	1,706,712	100%
Mr. Sanders	1,250,000	175%	2,187,500	2,187,500	100%
Mr. Fritz	1,500,000	175%	1,596,575	1,915,890	120%
Mr. McManus	900,000	125%	1,125,000	1,125,000	100%

(A)

As discussed below under “Compensation Tables-Employment Agreements,” the new employment agreements for Mr. Halkyard and Mr. Fritz had changes in salary and/or target bonus percentage that were effective as of the effective date of the new contract. The target bonus amounts for these executives were computed using the prior salary/target bonus amounts for the period before the effective date and the new amounts thereafter.

MGM Resorts International 2026 Proxy Statement	47

Executive Compensation

Fiscal Year 2026

For fiscal year 2026, the Human Capital and Compensation Committee has determined to continue with a meaningful financial goal for the full fiscal year. The Human Capital and Compensation Committee continues to believe that Compensation Adjusted EBITDAR is an important component of the Company’s annual incentive bonus and, as a result, has determined to maintain the full year Compensation Adjusted EBITDAR goal (the “2026 Compensation Adjusted EBITDAR Target”) at 75% for Messrs. Hornbuckle, Halkyard, and McManus and Ms. Molino. For Mr. Fritz, the weighting will also remain at 50%. Consistent with 2025, an amount equal to MGM China, BetMGM and Boa Lion’s target Adjusted EBITDAR or EBITDA, as applicable, multiplied by the Company’s percentage ownership in each for the performance period will be included in the 2026 Compensation Adjusted EBITDAR Target. The 2026 Compensation Adjusted EBITDAR Target approved by the Human Capital and Compensation Committee was consistent with the EBITDA approved by the Board in the budgeting process for 2026, as further adjusted for the Company’s rent. In addition, in light of continued challenges in budgeting the Company’s digital growth business, the funding curve for the 2026 bonus will remain consistent with the curve approved for 2025, including 100% funding on this component to the extent management achieves 96% to 104% of the Compensation Adjusted EBITDAR Target. Participants will be able to achieve 200% of their target bonus for maximum achievement of this goal.

With respect to Messrs. Hornbuckle, Halkyard, and McManus and Ms. Molino, the remaining 25% will be determined based on execution of the Company’s Strategic Plan in consultation with the Board. Participants will be able to achieve 200% of their target bonus for maximum achievement of this goal.

With respect to Mr. Fritz, the remaining 50% will be determined based on the execution of the Company’s Digital Strategy.

Long-Term Equity Incentives

For 2025, our LTI compensation component consisted of grants of Relative TSR PSUs and RSUs. All forms of equity awards include dividend equivalent rights (that is, at the time dividends are paid to other stockholders of the Company, additional units are credited to the underlying equity award as if the dividend payments were immediately reinvested, which additional shares are subject to the same vesting and performance criteria as the underlying equity award). In 2025, the Human Capital and Compensation Committee, in consultation with F.W. Cook, determined to change the components of the Company’s LTI program by eliminating the Absolute TSR PSU and modifying the index associated with the Relative TSR PSUs from the S&P 500 to the S&P 1500 Hotels, Restaurants and Leisure Index. In addition, the Human Capital and Compensation Committee determined to increase the weighting of the Relative TSR PSUs such that it comprised 50% of the LTI compensation, with the remaining 50% of LTI compensation awarded as RSUs. The Human Capital and Compensation Committee believes that this restructuring of the LTI program clarifies the performance targets that our executive officers are required to attain by making half the target value dependent on the Company’s performance versus comparable companies (the Relative TSR PSUs), with the value of the other half dependent solely on the Company’s performance, as reflected in the price of the Company’s stock.

Relative TSR PSUs: 50% of LTI

Pursuant to the Relative TSR PSU component of LTI, each executive is awarded a target number of shares that cliff vest at the end of a three-year performance period. The actual number of shares to be earned upon vesting is determined by comparing (1) the percentage change in the Company’s value over the three-year measurement period to (2) the percentage change in value of the companies in the S&P 1500 Hotels, Restaurants, and Leisure Index at the time of grant. For this purpose, dividends are treated as reinvested in additional shares. The number of shares ultimately paid out at the

48	MGM Resorts International 2026 Proxy Statement

Executive Compensation

end of the three-year period is based on the Company’s relative TSR ranking within the S&P 1500 Hotels, Restaurants, and Leisure Index group. The table below illustrates how payouts are calculated based on level of achievement.

Performance	Relative TSR	Funding (% Target)[1,2]

Maximum	75P	150%

	70P	140%

	65P	130%

	60P	120%

	55P	110%

Target	50P	100%

	45P	90%

	40P	80%

	35P	70%

	30P	60%

Threshold	25P	50%

	<25P	0%

1.	Linear interpolation between defined points.

2.	Funding capped at 100% of target if absolute TSR is negative, unless relative TSR is above the 75th percentile.

RSUs: 50% of LTI

The Human Capital and Compensation Committee believes that RSUs should comprise a significant portion of the executive’s LTIs as they meaningfully support retention and tie executive compensation to our stock’s performance. In 2025, the Human Capital and Compensation Committee determined to target RSUs at 50% of our executive officers total LTI opportunity. The Human Capital and Compensation Committee believed that this change was important to promoting retention and aligning the Company’s practices with those of its peers and the broader market.

Each RSU entitles the holder to receive one share of our stock at vesting, with vesting being subject to continued employment through the applicable vesting dates. The payment of these awards is based on continued service, with RSUs vesting in three equal annual installments. While the value of the RSUs fluctuates with Company performance (as reflected in the price of the Company’s stock), the RSUs retain some value even in situations where no PSUs are earned due to insufficient price performance, which encourages recipients to balance our short-term performance with the management of our long-term risks and stock performance.

The Human Capital and Compensation Committee determined the size of each NEO’s award through a process that evaluated each NEO’s overall role in and contributions to the Company and other relevant factors, including competitive market data.

In determining the size of the awards, the Human Capital and Compensation Committee does not take into account the value realized by a NEO during the applicable fiscal year as a result of the vesting or settlement of equity awards granted during a prior year; the Human Capital and Compensation Committee believes that value realized by a NEO from any such equity award relates to services provided during the year of the grant or period of vesting. The Human Capital and Compensation Committee does not time the issuance or grant of any equity-based awards with the release of material, non-public information, nor do we time the release of material non-public information for the purpose of affecting the value of equity awards.

MGM Resorts International 2026 Proxy Statement	49

Executive Compensation

The Human Capital and Compensation Committee awarded equity-based compensation to our NEOs in 2025 as follows:

NEO	AWARD TYPE	GRANT DATE	UNITS	GRANT DATE FAIR VALUE OF AWARDS

Mr. Hornbuckle	RSU	10/06/2025	147,406	$5,000,012

	Relative TSR PSU	10/06/2025	138,658	5,052,739

Mr. Halkyard	RSU	10/06/2025	46,065	$1,562,525

	Relative TSR PSU	10/06/2025	43,331	1,578,995

Mr. Sanders	RSU	10/06/2025	55,278	$1,875,030

	Relative TSR PSU	10/06/2025	51,997	1,894,786

Mr. Fritz	RSU	10/06/2025	66,333	$2,250,015

	Relative TSR PSU	10/06/2025	62,397	2,273,765

Mr. McManus	RSU	10/06/2025	33,167	$1,125,025

	Relative TSR PSU	10/06/2025	31,199	1,136,901

In determining the size of the Relative TSR PSUs to be granted to a participant, the Company computed the value of the award based on the average stock price over the 60 days leading up to the date of grant. The “fair value” reflected in the table above represents the value of the award as determined for financial accounting purposes, which value is determined using the Monte Carlo valuation method.

Results of Performance Achieved during 2022-2025 Performance Period for PSUs granted in 2022

In October 2022, the Company granted Absolute TSR PSU awards that were scheduled to cliff-vest based on the level of the Company’s share price appreciation measured over the applicable three-year performance period ending on October 3, 2025. In addition, in October 2022, the Company granted Relative TSR PSU awards that were scheduled to cliff-vest based on the Company’s relative TSR performance versus other companies in the S&P 500 over the three-year performance period that ended on October 3, 2025. Following the completion of the applicable performance period, it was determined that (i) for Absolute TSR PSUs, the ending average stock price (including the value of reinvested dividends) of $36.09 was equal to 86.28% of the “target price” of $41.83, and (ii) for Relative TSR PSUs, the Company’s TSR of 7.87% placed the Company’s absolute percentile ranking at the 33.95th percentile of the S&P 500. As a result, the executive officers became eligible to receive a number of shares equal to approximately 86.28% and 67.90% of their target number of Absolute TSR PSUs and Relative TSR PSUs, respectively.

NEO	AWARD TYPE	GRANT DATE	Target Shares[1]	Performance	Shares to be issued[2]
Mr. Hornbuckle	Absolute TSR PSU	10/03/2022	93,677	86.28%	80,827
	Relative TSR PSU	10/03/2022	88,048	67.90%	59,785
Mr. Halkyard	Absolute TSR PSU	10/03/2022	25,762	86.28%	22,228
	Relative TSR PSU	10/03/2022	24,214	67.90%	16,441
Mr. Sanders	Absolute TSR PSU	10/03/2022	35,129	86.28%	30,310
	Relative TSR PSU	10/03/2022	33,018	67.90%	22,420
Mr. Fritz	Absolute TSR PSU	10/03/2022	35,129	86.28%	30,310
	Relative TSR PSU	10/03/2022	33,018	67.90%	22,420
Mr. McManus	Absolute TSR PSU	10/03/2022	21,077	86.28%	18,186
	Relative TSR PSU	10/03/2022	19,811	67.90%	13,452

1.	The target shares amount includes dividend equivalent units earned during the performance period.

2.	Fractional shares are paid out in cash and therefore excluded from the shares to be issued total.

Deferred Compensation Opportunities

Under our Nonqualified Deferred Compensation Plan (the “DCP”), our NEOs may elect to defer up to 50% of their base salary or 75% of the cash portion of their bonus on a pre-tax basis and accumulate tax-deferred earnings on their accounts. All of our NEOs are eligible to participate in the DCP. See “Compensation Tables—Nonqualified Deferred Compensation.” We believe that providing our NEOs with this deferral option is a cost-effective way to permit them to

50	MGM Resorts International 2026 Proxy Statement

Executive Compensation

receive the tax benefits associated with delaying the income tax event on the compensation deferred, even though the potential deduction for us is also deferred. The plan allows NEOs to allocate their account balances among different measurement options which are used as benchmarks for calculating amounts that are credited or debited to their account balances (for tax reasons, no ownership interest in the underlying funds is acquired). Our NEOs are also eligible to participate in our retirement savings plan under Section 401(k) of the Internal Revenue Code.

Severance and Change of Control Benefits

We believe that severance protections, including in the context of a change of control transaction, are important in attracting and retaining key executive officers. In addition, we believe they help ensure leadership continuity and sound decisions in the interest of our long-term success, particularly at times of major business transactions. We have agreed to provide our NEOs with severance benefits in the event that their employment is terminated (1) by us other than for good cause, (2) by them for good cause, or (3) as a result of their death or disability. Other than for equity awards that are not assumed by a purchaser as part of a change of control, no benefits are payable solely as a result of a change of control (i.e., there are no single trigger benefits), and the Human Capital and Compensation Committee has determined not to enter into any future agreements with executive officers that contain single trigger change of control benefits.

The Human Capital and Compensation Committee believes the services of our NEOs are extremely marketable, and that in retaining their services it is therefore necessary to provide them with severance benefits. When determining the level of the severance benefits to be offered, the Human Capital and Compensation Committee also considers competitive market practices. Details of the specific severance benefits available under various termination scenarios for our NEOs as of December 31, 2025, are discussed below in “Executive Compensation—Estimated Benefits upon Termination.”

Retirement, Death & Disability—Treatment of Equity Awards

Retirement is defined as a voluntary resignation by the participant with 90 days advance written notice where the participant’s age plus service equals at least 65, with a minimum age of 55 and 5 years of service. The retirement treatment applies to equity awards outstanding for at least six months prior to the date of retirement. Participants are entitled to (i) continued vesting in full of all RSUs, (ii), with respect to participants other than Messrs. Hornbuckle, McManus, and Sanders, continued vesting of a pro-rated portion of their PSU awards based upon the number of months employed during the applicable performance or vesting period and, (iii) with respect to Messrs. Hornbuckle, McManus, and Sanders, continued vesting in full of their outstanding and unvested PSU awards. Vesting of PSUs remains subject to achievement of underlying performance objectives. The retirement benefits are contingent upon compliance with certain confidentiality, non-solicitation and non-competition obligations set forth in the applicable award forms.

In the case of death or disability, the participant is entitled to full acceleration and payment of all such time-based awards as of the date of termination. Relative TSR PSUs will accelerate and vest in full based on relative performance through the date of termination. Absolute TSR PSUs will accelerate and vest in full based on target, if such termination is within the first twelve months of the performance period, or after such twelve-month period, based on annualized actual performance through the date of termination.

Perquisites and Other Benefits

We pay premiums and other expenses for group life insurance, short-term disability insurance, long-term disability insurance, and business travel insurance on behalf of our NEOs. As an owner and operator of full-service resorts, we are able from time to time to provide benefits relating to hotel services, including in-town transportation, to our NEOs at little or no additional cost to us. We currently provide our NEOs with access to the fitness facilities located in the hotel where they are officed. In addition, for our convenience and the convenience of our NEOs, we provide complimentary meals for business purposes at our restaurants. From time to time, we also provide relocation benefits to certain executive officers in order to assist such executives with their transition to living and working in Las Vegas, which we believe serves as an appropriate recruitment tool.

Under certain circumstances, executive officers are required by us to perform services in states other than their states of employment. As a result, such officers may incur incremental income tax obligations to such other states. To the extent there is no tax credit available in the applicable state of employment (for example, in Nevada), the Human Capital and Compensation Committee has approved equalization payments covering the incremental state income tax obligations resulting from our requiring such executives to work in states other than the state where their services are normally rendered. This puts the executives in the same economic position as though they had worked in their normal places of business.

MGM Resorts International 2026 Proxy Statement	51

Executive Compensation

Pursuant to his employment agreement, Mr. Hornbuckle is entitled to request the personal use of MGM’s aircraft, but he must reimburse us for costs associated with such use to the extent the value (which we calculate based on the aggregate incremental cost to us) exceeds a threshold established by the Human Capital and Compensation Committee. In 2025, the aggregate incremental cost of Mr. Hornbuckle’s personal use of the aircraft was $257,840, which was below the cap. See the Summary Compensation Table for additional details.
OTHER COMPENSATION MATTERS
Prohibition on Short Sales, Derivatives Trading and Pledging and Hedging of Company Securities.
Our insider trading policy provides that certain employees (including our NEOs and other executive officers) and our directors may not enter into short sales of our securities or buy or sell exchange-traded options on our securities. Our insider trading policy prohibits pledging or hedging of our securities by NEOs, executive officers and directors.
Equity Awards
We did not grant stock options or other similar types of awards in 2025 and we did not have any outstanding option awards as of December 31, 2025. Moreover, we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Compensation Risk Assessment
As part of its oversight, the Human Capital and Compensation Committee considers the impact of our executive compensation program, and the incentives created by the compensation awards that it administers, on our risk profile. We believe that our pay philosophy provides an effective balance in cash and equity mix, short- and longer-term performance periods, financial and non-financial
performance, and allows for the Human Capital and Compensation Committee’s exercise of discretion. Further, policies to mitigate compensation-related risk include vesting periods on LTIs, stock ownership guidelines, insider-trading prohibitions, clawbacks, and independent Human Capital and Compensation Committee oversight. Based upon this review, both for our executive officers and all other employees, the Human Capital and Compensation Committee has concluded that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on us.
H
UMAN
C
APITAL
AND
C
OMPENSATION
C
OMMITTEE
R
EPORT
The Human Capital and Compensation Committee of the Board has reviewed and discussed with management the “Compensation Discussion and Analysis” included in this Proxy Statement. Based on the Human Capital and Compensation Committee’s review and discussion with management, the Human Capital and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
JAN G. SWARTZ, Chair
KEITH BARR
ROSE MCKINNEY-JAMES
DANIEL J. TAYLOR
BEN WINSTON
The foregoing report of the Human Capital and Compensation Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

52	MGM Resorts International 2026 Proxy Statement

Compensation Tables

COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of the NEOs for the years ended December 31, 2025, 2024 and 2023.

NAME AND TITLE	YEAR	SALARY(A)	BONUS(B)	STOCK AWARDS(C)	NON-EQUITY INCENTIVE PLAN COMPENSATION(D)	ALL OTHER COMPENSATION(E)	TOTAL

William J. Hornbuckle Chief Executive Officer and President	2025	$2,000,000	$8,000,000	$10,052,751	$5,000,000	$276,405	$25,329,156
	2024	2,000,000	—	10,000,000	3,672,373	147,211	15,819,584
	2023	2,000,000	—	10,000,000	4,774,912	228,882	17,003,794

Jonathan S. Halkyard Chief Financial Officer	2025	$1,133,462	$—	$3,141,520	$1,706,712	$22,413	$6,004,107
	2024	1,100,000	—	2,750,000	1,514,854	19,023	5,383,877
	2023	1,100,000	—	2,750,000	1,969,651	20,895	5,840,546

Corey Sanders Chief Operating Officer	2025	$1,250,000	$—	$3,769,816	$2,187,500	$17,543	$7,224,859
	2024	1,250,000	—	3,750,000	2,008,329	19,344	7,027,673
	2023	1,250,000	—	3,750,000	2,611,280	18,475	7,629,755

Gary Fritz Chief Commercial Officer and President of MGM Digital	2025	$1,300,962	$—	$5,641,034	$2,165,890	$9,525	$9,117,411
	2024	1,250,000	—	4,250,000	1,614,369	7,910	7,122,279
	2023	1,250,000	—	3,750,000	1,398,418	—	6,398,418

John McManus Chief Legal and Administrative Officer and Secretary	2025	$900,000	$—	$2,261,926	$1,125,000	$25,032	$4,311,958
	2024	900,000	—	2,250,000	1,032,855	23,883	4,206,738
	2023	900,000	—	2,250,000	1,342,944	25,078	4,518,022

(A)	See “Compensation Discussion and Analysis-Elements of Compensation-Annual Base Salary and Employment Agreements.

(B)

Pursuant to Mr. Hornbuckle’s employment agreement executed May 2025, Mr. Hornbuckle received a special one-time cash signing bonus of $8,000,000, which is subject to Mr. Hornbuckle’s continued employment with the Company through the end of the term of the agreement. See “Employment Agreements” below for a detailed summary of the terms of Mr. Hornbuckle’s employment agreement.

(C)

For 2025, consists of RSUs and Relative TSR PSUs. For 2024 and 2023, consists of RSUs, Absolute TSR PSUs, and Relative TSR PSUs. The 2025 and 2024 RSU awards vest ratably over the three-year period following the grant date. The 2023 RSU awards vest ratably over the four-year period following the grant date. There are no thresholds or maximums (or equivalent items). The grant date fair value for the Absolute TSR PSUs and the Relative TSR PSUs were computed in accordance with FASB ASC 718 using a Monte Carlo simulation. Assuming the highest performance condition would be achieved, the grant date fair values of the Relative TSR PSUs are $7.6 million, $2.4 million, $2.8 million, $3.4 million, and $1.7 million for Mr. Hornbuckle, Mr. Halkyard, Mr. Sanders, Mr. Fritz, and Mr. McManus, respectively. See “Compensation Discussion and Analysis—Long-Term Equity Incentives” for more information, including information relating to vesting and payouts. For Mr. Fritz, for 2025 includes a $867,250 RSU award as a sign-on bonus paid in connection with Mr. Fritz entering into a new employment agreement as well as a $250,000 RSU award paid in connection with the Company’s launch of the “Live from Las Vegas” glass box offering, each pursuant to the terms of his employment agreement. For Mr. Fritz in 2024 includes a $500,000 RSU award paid in connection with the Company’s entry into an agreement with Playtech to provide a digital offering with respect to live dealer.

(D)

Consists of compensation earned under the 2025, 2024 and 2023 annual incentive program, including the value of Bonus dRSUs, as described in “Compensation Discussion and Analysis.” For Mr. Fritz, 2025 includes a $250,000 cash bonus payment paid in connection with the Company’s launch of the “Live from Las Vegas” glass box offering pursuant to the terms of his employment agreement and for 2024 includes a $500,000 cash bonus payment paid in connection with the Company’s entry into an agreement with Playtech to provide a digital offering with respect to live dealer.

(E)	All other compensation for 2025 consists of the following:

NAME	PERSONAL USE OF COMPANY AIRCRAFT(A)	401(k) MATCH	INSURANCE PREMIUMS AND BENEFITS(B)	OTHER PERQUISITES(C)	TOTAL OTHER COMPENSATION

Mr. Hornbuckle	$257,840	$10,500	$7,914	$151	$276,405

Mr. Halkyard	—	10,500	10,724	1,189	22,413

Mr. Sanders	—	10,500	5,035	2,008	17,543

Mr. Fritz	—	—	9,525	—	9,525

Mr. McManus	—	10,500	14,532	—	25,032

MGM Resorts International 2026 Proxy Statement	53

Compensation Tables

(A)

The amounts in this column represent the value of personal use of our aircraft, which was determined based on the aggregate incremental cost to us. Aggregate incremental cost was calculated based on average variable operating cost per flight hour multiplied by personal flight hours attributable to each NEO, less any amounts the NEO reimburses. The average variable operating cost per hour was calculated based on aggregate variable costs for each year, including fuel, engine reserves, trip-related repair and maintenance costs, travel expenses for flight crew, landing costs, related catering and miscellaneous handling charges, divided by the aggregate hours flown. Fixed costs, such as flight crew salaries, wages and other employment costs, training, certain maintenance and inspections, depreciation, hangar rent, utilities, insurance and taxes are not included in aggregate incremental cost since these expenses are incurred by us irrespective of personal use of aircraft.

(B)

The amounts in this column represent premiums and other expenses for group life insurance, short term disability insurance, long term disability insurance, business travel insurance, and health plan coverage.

(C)

The amount reported in this column for Mr. Hornbuckle reflects the incremental cost to the Company of providing Mr. Hornbuckle a car for occasional personal use. The incremental cost for the car was calculated using the 2025 IRS mileage rate and the personal use miles. The variable cost rate is used rather than the standard business rate as the Company uses the car and driver for Company business, including to transport other passengers when not being used by Mr. Hornbuckle, and would incur the fixed costs of operating the vehicle and employing the driver. For Messrs. Halkyard and Sanders, the amounts relate to reimbursements by the Company for state withholding taxes.

GRANTS OF PLAN-BASED AWARDS

The table below shows plan-based awards granted during 2025 to the NEOs. See “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Bonus” and “—Long-Term Equity Incentives” for a narrative description of these awards.

NAME	GRANT DATE		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(A)			ESTIMATED NUMBER OF SHARES FOR FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(B)			OTHER STOCK AWARDS: NUMBER OF TARGET UNITS	GRANT DATE FAIR VALUE OF STOCK AWARDS(B)
			THRESHOLD	TARGET	MAXIMUM	THRESHOLD	TARGET	MAXIMUM

Mr. Hornbuckle	N/A		$—	$5,000,000	$10,000,000	—	—	—	—	$—

	10/06/2025	(C)	—	—	—	—	147,406	—	—	5,000,012

	10/06/2025	(D)	—	—	—	69,329	138,658	207,987	—	5,052,739

Mr. Halkyard	N/A		$—	$1,706,712	$3,413,425	—	—	—	—	$—

	10/06/2025	(C)	—	—	—	—	46,065	—	—	1,562,525

	10/06/2025	(D)	—	—	—	21,666	43,331	64,997	—	1,578,995

Mr. Sanders	N/A		$—	$2,187,500	$4,375,000	—	—	—	—	$—

	10/06/2025	(C)	—	—	—	—	55,278	—	—	1,875,030
	10/06/2025	(D)	—	—	—	25,999	51,997	77,996	—	1,894,786

Mr. Fritz	N/A		$—	$1,596,575	$3,193,151	—	—	—	—	$—

	N/A		—	250,000	—	—	—	—	—	—

	7/1/2025	(C)	—	—	—	—	6,777	—	—	250,004

	10/1/2025	(C)	—	—	—	—	25,000	—	—	867,250

	10/06/2025	(C)	—	—	—	—	66,333	—	—	2,250,015
	10/06/2025	(D)	—	—	—	31,199	62,397	93,596	—	2,273,765

Mr. McManus	N/A		$—	$1,125,000	$2,250,000	—	—	—	—	$—

	10/6/2025	(C)	—	—	—	—	33,167	—	—	1,125,025
	10/6/2025	(D)	—	—	—	15,600	31,199	46,799	—	1,136,901

(A)

See “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Bonus” for details on the annual bonus program. Any portion of the annual incentive bonus earned by Messrs. Hornbuckle, Halkyard, Sanders, Fritz, and McManus in 2025 in excess of 150% of such NEO’s target bonus was paid in Bonus dRSUs. Bonuses earned by our NEOs in 2025 did not exceed 150% of their respective target bonuses. For Mr. Fritz, a $250,000 cash bonus payment was paid in connection with the Company’s launch of the “Live from Las Vegas” glass box offering pursuant to the terms of his employment agreement.

(B)	See note (C) to the Summary Compensation Table above for more information.

(C)	RSU award.

(D)	Relative TSR PSU award.

54	MGM Resorts International 2026 Proxy Statement

Compensation Tables

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The table below shows outstanding equity awards of the NEOs as of December 31, 2025.

	STOCK AWARDS
	SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED			EQUITY INCENTIVE PLAN AWARDS: UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED
NAME	NUMBER		VALUE	NUMBER		VALUE
Mr. Hornbuckle	32,672	(A)	$1,192,201	—		$—
	54,363	(B)	1,983,706	—		—
	64,883	(C)	2,367,581	—		—
	147,406	(D)	5,378,845	—		—
	—		—	88,185	(E)	2,130,688
	—		—	82,493	(F)	—
	—		—	69,293	(G)	1,859,749
	—		—	65,938	(H)	1,486,712
	—		—	138,658	(I)	5,059,630
Mr. Halkyard	8,984	(A)	$327,826	—		$—
	14,950	(B)	545,526	—		—
	17,843	(C)	651,091	—		—
	46,065	(D)	1,680,912	—		—
	—		—	24,251	(E)	585,956
	—		—	22,686	(F)	—
	—		—	19,056	(G)	511,444
	—		—	18,133	(H)	408,834
	—		—	43,331	(I)	1,581,148
Mr. Sanders	12,251	(A)	$447,039	—		$—
	20,386	(B)	743,885	—		—
	24,332	(C)	887,875	—		—
	55,278	(D)	2,017,094	—		—
	—		—	33,070	(E)	799,022
	—		—	30,935	(F)	—
	—		—	25,985	(G)	697,397
	—		—	24,727	(H)	557,531
	—		—	51,997	(I)	1,897,371

MGM Resorts International 2026 Proxy Statement	55

Compensation Tables

	STOCK AWARDS
	SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED			EQUITY INCENTIVE PLAN AWARDS: UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED
NAME	NUMBER		VALUE	NUMBER		VALUE
Mr. Fritz	12,251	(A)	$447,039	—		$—
	20,386	(B)	743,885	—		—
	9,422	(J)	343,809	—		—
	24,332	(C)	887,875	—		—
	6,777	(K)	247,293	—		—
	25,000	(L)	912,250	—		—
	66,333	(D)	2,420,491	—		—
	—		—	33,070	(E)	799,022
	—		—	30,935	(F)	—
	—		—	25,985	(G)	697,397
	—		—	24,727	(H)	557,531
				62,397	(I)	2,276,867
Mr. McManus	7,351	(A)	$268,238	—		$—
	12,232	(B)	446,346	—		—
	14,599	(C)	532,718	—		—
	33,167	(D)	1,210,264	—		—
	—		—	19,842	(E)	479,406
	—		—	18,561	(F)	—
	—		—	15,591	(G)	418,431
	—		—	14,836	(H)	334,504
	—		—	31,199	(I)	1,138,452

(A)	RSU award scheduled to vest on 10/3/26.

(B)	RSU award scheduled to vest in equal installments on each of 10/2/26 and 10/2/27.

(C)	RSU award scheduled to vest in equal installments on each of 10/7/26, and 10/7/27.

(D)	RSU award scheduled to vest in equal installments on each of 10/6/26, 10/6/27, and 10/6/28.

(E)	Absolute TSR PSU award scheduled to vest on 10/2/26 subject to the level of achievement of the applicable performance criteria.

(F)	Relative TSR PSU award scheduled to vest on 10/2/26 subject to the level of achievement of the applicable performance criteria.

(G)	Absolute TSR PSU award scheduled to vest on 10/7/27 subject to the level of achievement of the applicable performance criteria.

(H)	Relative TSR PSU award scheduled to vest on 10/7/27 subject to the level of achievement of the applicable performance criteria.

(I)	Relative TSR PSU award scheduled to vest on 10/6/28 subject to the level of achievement of the applicable performance criteria.

(J)	RSU award scheduled to vest in equal installments on each of 9/11/26 and 9/11/27.

(K)	RSU award scheduled to vest in equal installments on each of 7/1/26, 7/1/27, and 7/1/28.

(L)	RSU award scheduled to vest on 10/1/26.

56	MGM Resorts International 2026 Proxy Statement

Compensation Tables

STOCK VESTED

The following table shows RSU and PSU vesting for the NEOs during 2025. For RSUs and PSUs, the value realized is calculated as the number of shares vested times the closing share price on the applicable vesting date.

	STOCK AWARDS (RSUs)		STOCK AWARDS (PSUs)
NAME	NUMBER OF SHARES ACQUIRED ON VESTING	VALUE REALIZED ON VESTING	NUMBER OF SHARES ACQUIRED ON VESTING	VALUE REALIZED ON VESTING

Mr. Hornbuckle	110,274	$3,737,609	140,612	$4,770,949

Mr. Halkyard	33,071	1,125,232	38,669	1,312,035

Mr. Sanders	43,453	1,472,865	52,730	1,789,123

Mr. Fritz	54,325	1,871,051	52,730	1,789,123

Mr. McManus	24,699	837,140	31,638	1,073,477

NONQUALIFIED DEFERRED COMPENSATION

The following table shows nonqualified deferred compensation to the NEOs in 2025 under the DCP. See “Compensation Discussion and Analysis—Elements of Compensation—Deferred Compensation Opportunities” for a narrative description of the DCP.

NAME	EXECUTIVE CONTRIBUTIONS IN THE LAST FISCAL YEAR	COMPANY CONTRIBUTIONS IN THE LAST FISCAL YEAR	AGGREGATE EARNINGS IN THE LAST FISCAL YEAR(A)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS	AGGREGATE BALANCE AT YEAR END

Mr. Hornbuckle	$103,813	$—	$16,941	$—	$120,754

Mr. Halkyard	—	—	—	—	—

Mr. Sanders	—	—	—	—	—

Mr. Fritz	—	—	—	—	—

Mr. McManus	—	—	—	—	—

Total	$103,813	$—	$16,941	$—	$120,754

(A)	None of these amounts were included as “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the Summary Compensation Table.

ESTIMATED BENEFITS UPON TERMINATION

The following table indicates the estimated amounts that would be payable to each NEO upon a hypothetical termination as of December 31, 2025 under various termination scenarios, pursuant to the applicable employment agreements, policies and terms of equity awards in effect as of such date.

	SEVERANCE(A)	VESTING OF RSUs(B)(C)	VESTING OF PERFORMANCE BASED STOCK UNITS(B)(C)(D)	OTHER	TOTAL

Death or Disability

Mr. Hornbuckle	$7,000,000	$10,922,333	$10,536,779	$—	$28,459,112

Mr. Halkyard	2,956,712	3,205,355	3,087,382	—	9,249,449

Mr. Sanders	3,437,500	4,095,893	3,951,321	—	11,484,714

Mr. Fritz(E)	3,096,575	6,002,641	4,330,817	—	13,430,033

Mr. McManus	2,025,000	2,457,565	2,370,793	—	6,853,358

MGM Resorts International 2026 Proxy Statement	57

Compensation Tables

	SEVERANCE(A)	VESTING OF RSUs(B)(C)	VESTING OF PERFORMANCE BASED STOCK UNITS(B)(C)(D)	OTHER	TOTAL

Company Terminates Without Good Cause

Mr. Hornbuckle	$10,500,000	$7,336,424	$7,559,168	$45,665	$25,441,257

Mr. Halkyard	2,956,712	1,486,420	1,921,549	34,249	6,398,930

Mr. Sanders	3,437,500	2,751,164	2,834,711	11,642	9,035,017

Mr. Fritz	3,096,575	3,236,335	2,669,977	26,054	9,028,941

Mr. McManus	2,025,000	1,650,735	1,700,810	35,981	5,412,526

NEO Terminates Without Good Cause/Company Terminates With Good Cause

Mr. Hornbuckle	$—	$—	$—	$—	$—

Mr. Halkyard	—	—	—	—	—

Mr. Sanders	—	—	—	—	—

Mr. Fritz	—	—	—	—	—

Mr. McManus	—	—	—	—	—

NEO Terminates With Good Cause

Mr. Hornbuckle	$10,500,000	$7,336,424	$7,559,168	$45,665	$25,441,257

Mr. Halkyard	2,956,712	1,486,420	1,921,549	34,249	6,398,930

Mr. Sanders	3,437,500	2,751,164	2,834,711	11,642	9,035,017

Mr. Fritz	3,096,575	3,236,335	2,669,977	26,054	9,028,941

Mr. McManus	2,025,000	1,650,735	1,700,810	35,981	5,412,526

Change of Control(F)

Mr. Hornbuckle	$19,000,000	$10,922,333	$10,536,779	$45,665	$40,504,777

Mr. Halkyard	6,141,781	3,205,355	3,087,382	45,665	12,480,183

Mr. Sanders	7,343,750	4,095,893	3,951,321	15,523	15,406,487

Mr. Fritz	6,241,438	6,002,641	4,330,817	34,739	16,609,635

Mr. McManus	4,162,500	2,457,565	2,370,793	47,974	9,038,832

Retirement Pursuant to Retirement Policy(G)

Mr. Hornbuckle	$—	$5,543,488	$5,477,149	$—	$11,020,637

Mr. Halkyard	—	—	—	—	—

Mr. Sanders	—	2,078,799	2,053,950	—	4,132,749

Mr. Fritz	—	—	—	—	—

Mr. McManus	—	1,247,301	1,232,341	—	2,479,642

(A)	This column does not include any unpaid prior-year bonuses that were earned prior to the date of termination.

(B)

The value of outstanding RSUs, Absolute TSR PSUs and Relative TSR PSUs (including any accelerated or continued vesting that would occur under each of these termination scenarios) is based on the closing price of our Common Stock at December 31, 2025, which was $36.49.

(C)

For purposes of the calculation of any continued or accelerated vesting in respect of outstanding equity awards, we have assumed that, in connection with each NEO’s termination, such NEO was eligible for the maximum post-termination continued and accelerated vesting period applicable to each award.

(D)	Assumes that December 31, 2025 was the end of the performance period for Absolute TSR PSUs and Relative TSR PSUs.

58	MGM Resorts International 2026 Proxy Statement

Compensation Tables

(E)

Mr. Fritz employment agreement provides that if his termination is the result of disability the employer shall pay a lump sum payment equal in value to 12 months of continued health and insurance benefits (calculated as 1.5x times the cost of COBRA coverage for 12 months) of $26,054, providing for a total for the disability scenario of $13,456,087.

(F)

Assumes each NEO’s employment terminates (other than as a result of a termination by the Company for good cause or by the NEO without good cause) in connection with a change of control. In general, no benefits are payable solely as a result of a change of control (i.e., in general, there are no single trigger benefits). The only situation in which change of control benefits are potentially payable absent an executive’s termination is the case of equity awards in the event they are not assumed as part of the change of control. In such a triggering event occurring, the NEO would receive estimated benefits set forth in the columns entitled “Vesting of RSUs” and “Vesting of Performance Based Stock Units.”

(G)	As of December 31, 2025, Mr. Hornbuckle, Mr. Sanders and Mr. McManus are all eligible for retirement benefits under the Retirement Policy.

Employment Agreements

We believe that maintaining employment agreements with our NEOs serves the dual purpose of acting as a retention tool and incentivizing long-term performance. In 2025, we successfully negotiated new employment agreements with Messrs. Hornbuckle, Fritz, and Halkyard. In addition, we extended the contract for Mr. Sanders through December 31, 2025.

William Hornbuckle

On May 8, 2025 we entered into a new employment agreement with Mr. Hornbuckle. Mr. Hornbuckle’s employment agreement provides for a term until December 31, 2028 and a minimum base salary remaining at $2,000,000 per year, and a target annual bonus of 250% of his base salary, which will not be pro-rated for the year ended December 31, 2025. Any amounts paid in excess of 150% of Mr. Hornbuckle’s target bonus will be paid in Bonus DSUs. The agreement provides that Mr. Hornbuckle is eligible, at the discretion of the Human Capital and Compensation Committee, to continue to receive annual equity grants of $10,000,000, starting in 2025, which are expected to be provided 50% in RSUs and 50% in performance-based stock units. In the event of a termination of Mr. Hornbuckle’s employment as the result of his death or a termination by the Company due to disability, we will pay Mr. Hornbuckle one year of salary payable at regular payroll intervals (less any payments received from an employer-paid short term disability policy). In the event of a termination by us for no cause or by Mr. Hornbuckle for good cause prior to the end of the term of the Agreement, Mr. Hornbuckle will receive (A) one and a half times (i) his annual base salary and (ii) his target bonus, payable in 12 monthly installments and (B) a lump sum payment equal to the cost of 24 months of COBRA coverage. Any such severance payments will be subject to applicable taxes and Mr. Hornbuckle’s execution and non-revocation of a general release of claims. The agreement also provided for a special one-time cash bonus of $8,000,000 (less applicable tax withholdings) (the “Signing Bonus”). The Signing Bonus is subject to Mr. Hornbuckle’s continued employment with the Company through the end of the term. If Mr. Hornbuckle is terminated for cause or voluntarily resigns (other than for good cause) then Mr. Hornbuckle will reimburse the Company a pro-rata amount based on days employed after the effective date of the Employment Agreement compared to days from the effective date through December 31, 2028, less estimated tax withholdings. In addition, the agreement provides that at the end of the term, the Company will offer Mr. Hornbuckle a new employment agreement as a Special Advisor and member of the Board of the Japan Integrated Resort project for a monthly salary of $25,000 through the opening of the project. The Company also agreed to consider in good faith a success bonus, payable in cash, upon the opening of the Japan Integrated Resort project.

Corey Sanders

On August 29, 2025, we entered into an amendment to the employment agreement with Mr. Sanders that extended the term of his agreement through December 31, 2025 for his role as the Chief Operating Officer. No changes were made to Mr. Sanders’ minimum base salary of $1,250,000, annual target bonus equal to 175% of his base salary, or equity eligibility. The agreement also provides that following December 31, 2025, Mr. Sanders will continue to be employed by the Company as the Senior Advisor to the Chief Executive Officer and President through December 31, 2026 to assist the Chief Executive Officer on matters as may be requested by the Chief Executive Officer (the “Advisory Employment Term”). During the Advisory Employment Term, the Company will provide Mr. Sanders with a monthly salary of $25,000 and a potential bonus opportunity of up to $200,000.

Jonathan Halkyard

On September 16, 2025, we entered into a new employment agreement with Mr. Halkyard that provides for a term until September 30, 2029 and a minimum base salary of $1,250,000, commencing on October 1, 2025. Mr. Halkyard’s agreement also provides for an annual target bonus equal to 150% of his base salary, which will be pro rated for the year ended December 31, 2025. The agreement provides that Mr. Halkyard is eligible, at the discretion of the Human Capital

MGM Resorts International 2026 Proxy Statement	59

Compensation Tables

and Compensation Committee, to receive annual equity grants of $3,125,000, starting in 2025, which are expected to be provided 50% in RSUs and 50% in performance-based stock units. Mr. Halkyard’s employment agreement incorporates the Severance Policy described below.

Gary Fritz

On September 16, 2025, we entered into a new employment agreement with Gary Fritz, our Chief Commercial Officer and President, MGM Digital, effective October 1, 2025. Mr. Fritz’s employment agreement provides for a term until September 30, 2028 and minimum base salary of $1,500,000 and an annual target bonus equal to 175% of his base salary, which will be pro rated for the year ended December 31, 2025. The agreement provides that Mr. Fritz is eligible, at the discretion of the Human Capital and Compensation Committee, to receive annual equity grants of $4,500,000, starting in 2025, which are expected to be provided 50% in RSUs and 50% in performance-based stock units. The agreement further provided Mr. Fritz with an award on October 1, 2025, of 25,000 restricted stock units vesting on the one-year anniversary of the grant date. In addition, the agreement provides Mr. Fritz with the following two potential incentive opportunities, paid 50% as a lump sum cash amount and 50% in restricted stock units, (1) $2,000,0000 for achievement of a specified trailing twelve month Adjusted EBITDA at BetMGM, LLC and (2) $500,000 for successfully launching a defined digital offering on an MGM property. Mr. Fritz’s employment agreement incorporates the Severance Policy described below.

John McManus

On August 18, 2022, we entered into an employment agreement with Mr. McManus that provided for a term until August 31, 2026 and a minimum base salary of $900,000, commencing on September 1, 2022. Mr. McManus’ agreement also provided for an annual target bonus equal to 125% of his base salary. The agreement provided that Mr. McManus is eligible, at the discretion of the Human Capital and Compensation Committee, to receive annual equity grants of $2,250,000, starting in 2022, which were expected to be provided 40% in RSUs and 60% in performance-based stock units. With respect to severance, Mr. McManus’ employment agreement incorporated the Severance Policy described below, except that his 2022 employment agreement provided that if he remains employed at-will by the Company after the term of the agreement has expired and is thereafter separated during the applicable restricted period by the Company without good cause, then he will receive a lump sum payment equal to his base salary.

On January 15, 2026, we entered into a new employment agreement with Mr. McManus that provides for a term until December 31, 2029 and a minimum base salary of $1,000,000, effective as of January 1, 2026. Mr. McManus’ new agreement also provides for an annual target bonus equal to 150% of his base salary. The agreement provides that Mr. McManus is eligible, at the discretion of the Human Capital and Compensation Committee, to receive annual equity grants of $2,500,000, starting in 2026, which are expected to be provided 50% in RSUs and 50% in performance-based stock units. With respect to severance, Mr. McManus’ new employment agreement incorporates the Severance Policy described below.

Uniform Severance and Change of Control Policies (NEOs and other executive officers, other than the Chief Executive Officer)

The Human Capital and Compensation Committee implements a uniform severance policy for terminations by us without cause or by the applicable executive officer with good cause, in either case, unrelated to a change of control (the “Severance Policy”), the provisions of which are now memorialized in each employment agreement for Messrs. Halkyard, Sanders, Fritz, and McManus, and in the terms of equity award agreements entered into with such NEOs. An overview of the severance benefits payable to Messrs. Halkyard, Sanders, Fritz, and McManus, under the Severance Policy are as follows:

•	1.0x the sum of base salary and target bonus, payable over a 12-month period.

•	One year of continued vesting of unvested equity awards (including unvested stock appreciation rights).

•	Lump sum payment equal in value to 12 months of continued health and insurance benefits (calculated as 1.5x times the cost of COBRA coverage for 12 months).

•

Other than with respect to Mr. Sanders, if the NEO remains employed at-will by the Company after the term of the agreement has expired and is thereafter separated during the applicable restricted period by the Company without good cause, the NEO will receive the separation benefits provided in bullets one through three above. Mr. Sanders’ new employment agreement does not provide for an at-will severance payment.

60	MGM Resorts International 2026 Proxy Statement

Compensation Tables

•

“Good Cause” by the NEO is generally defined as follows: (i) any assignment of duties that are materially and significantly different than those contemplated by the terms of the employment agreement; (ii) any material and significant limitation on the executive’s powers not contemplated by the terms of the employment agreement; (iii) a material adverse change in reporting relationship, or (iv) the failure of the Company to pay the executive any compensation when due.

•

“Good Cause” by the Company is generally defined as: (i) the executive’s death or disability; (ii) failure to abide by the Company’s policies and procedures; misconduct, insubordination, inattention to the Company’s business; or failure to perform the duties required of him; dishonesty; or other material breach of the employment agreement; or (iii) failure to comply with certain licensing requirements contained in the executive’s employment agreement.

In addition to the above, Mr. Fritz may terminate for “Good Cause” if the Company requires him to change his current primary residence.

Death or Disability

If the employment of a NEO is terminated under his employment agreement by us as a result of death or disability, he (or his beneficiaries) will generally be entitled to receive salary continuation for a twelve-month period following termination (net of any applicable payments received from any short-term disability policy), and any accrued but unpaid compensation and benefits. Pursuant to the terms of the Company’s outstanding award agreements the participant is entitled to full acceleration and payment of all time-based awards as of the date of termination and (i) Relative TSR PSUs will accelerate and vest in full based on relative performance to the date of termination and (ii) absolute PSUs will accelerate and vest in full based on target, if such termination is within the first twelve-months of the performance period, or after such twelve-month period, based on actual performance projected through the end of the performance period.

Change of Control Policy

In 2022, the Human Capital and Compensation Committee amended and restated its uniform severance policy for terminations by us following a change of control (the “Change of Control Policy”), which is applicable to all NEOs. The Change of Control Policy is the only source of change of control severance benefits for our NEOs (other than with respect to the treatment of equity awards). The Change of Control Policy was amended and restated on August 16, 2022 to, among other things, (i) amend the definition of “Change of Control” to replace the prior asset sale language with an “all or substantially all” standard, (ii) amend the definition of “Separation Benefits” (Separation Benefits are generally payable if the participant is terminated within six months before or one year after a Change of Control by the Employer without “Employer’s Good Cause” or by the participant with “Participant’s Good Cause,” as such terms are defined in the Policy) to include a prorated portion of their target bonus through the date of termination, (iii) revise the definition of “Employer’s Good Cause” to include termination in connection with a participant’s conviction of a crime related to the Company or any felony and to heighten the misconduct standard to gross misconduct, (v) remove the maximum dollar limitations on separation payments payable to the CEO and other participants and (vi) reduce the severance multiple for the non-CEO participants from two times to one and a half times.

The benefits provided under the Change of Control Policy to our NEOs were as follows, as of December 31, 2025:

POSITION	CHANGE-OF-CONTROL SEVERANCE (TERMINATION BY US WITHOUT GOOD CAUSE, OR BY EXECUTIVE OFFICER WITH GOOD CAUSE, FOLLOWING CHANGE OF CONTROL)
CEO

2.0x the sum of base salary and target bonus.

Lump sum payment equal in value to 24 months of continued health and insurance benefits.

Full vesting of time-based unvested equity awards; performance-based equity awards, to the extent unearned, will continue to be subject to the applicable performance conditions.

The CEO may instead elect to receive severance benefits pursuant to his employment agreement (as described above), to the extent aggregate cash benefits payable pursuant to the Change of Control Policy prove to be less than the severance benefits he would receive pursuant to his employment agreement.

MGM Resorts International 2026 Proxy Statement	61

Compensation Tables

POSITION	CHANGE-OF-CONTROL SEVERANCE (TERMINATION BY US WITHOUT GOOD CAUSE, OR BY EXECUTIVE OFFICER WITH GOOD CAUSE, FOLLOWING CHANGE OF CONTROL)
Other Executive Officers (including NEOs other than CEO)

1.5x the sum of base salary and target bonus. Lump sum payment equal in value to 24 months of continued health and insurance benefits.

Full vesting of time-based unvested equity awards; performance-based equity awards, to the extent unearned, will continue to be subject to the applicable performance conditions.

The above benefits are provided by the Change of Control Policy.

Obligations of the NEOs

Obligations of the NEOs under the employment agreements relating to confidentiality, providing services to competitors and others, and soliciting customers and Company employees continue after termination of employment, regardless of the reason for such termination (with some exceptions for certain NEOs upon a change of control of the Company or if the NEO terminates for good cause). With the exception of obligations relating to confidentiality, which are not limited by time, these restrictions generally continue for the 12-month period following termination (or for such period that remains in the term of the agreement if less than 12 months).

62	MGM Resorts International 2026 Proxy Statement

CEO Pay Ratio Disclosure

CEO PAY RATIO DISCLOSURE

As required by Section 953(b) of the Dodd-Frank Wall Street and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of Mr. Hornbuckle, our Chief Executive Officer as of the Determination Date (as defined below), and the annual total compensation of our employees.

Pursuant to the applicable SEC rules, in order to calculate the pay ratio for 2025, we used a new median employee identified in 2024. Last year, to identify the median of the annual total compensation of all our employees (other than the CEO) for 2024, we took the following steps:

We determined that, as of October 1, 2024 (the “Determination Date”), our employee population consisted of approximately 76,527 employees. This population consisted of our full-time, part-time, seasonal and temporary employees employed by us on that date and included our employees as well as the employees of our consolidated subsidiaries, including 13,063 employees employed by MGM China. In accordance with SEC rules, for purposes of the CEO pay ratio, we excluded the 60 employees that joined MGM when we acquired the product and technology platform constituting the U.S sportsbook and online casino from Tipico Group Ltd in August 2024. We also applied a de minimis exemption which allowed us to exclude non-US employees in countries that make up 5% or less of our employee population. As a result, the Company excluded: 5 employees in Brazil; 59 employees in Colombia; 17 employees in Gibraltar; 16 employees in Italy; 46 employees in Japan; 792 employees in Malta; 36 employees in the Netherlands; 5 employees in Poland; 51 employees in Spain; 314 employees in Sweden; 1 employee in the United Arab Emirates; and 199 employees in the United Kingdom.

To identify the “median employee” from our employee population, we compared cash compensation (which included salary, bonus, tips and other cash-based wages) of these employees from January 1, 2024 through October 1, 2024, as reflected in our internal payroll records. This compensation measure was consistently applied to all employees included in our calculations. We converted the compensation paid to non-U.S. employees in local currency to U.S. dollars using the average exchange rate from January 1, 2024 to October 1, 2024. We did not make any cost-of-living adjustments in identifying the “median employee” and we did not annualize the compensation of any employee group.

Because there have not been any changes that we reasonably believe would significantly affect this year’s pay ratio as compared to last year’s, the applicable SEC rules permit us to use the same median employee identified last year in order to calculate this year’s pay ratio. Based on our internal review procedures, there has been no change in our employee population, our employee compensation arrangements or the circumstances of the median employee identified last year that we reasonably believe would result in a significant change to our pay ratio disclosure.

Based on this, we determined that the median of the annual total compensation of all our employees, excluding the Chief Executive Officer, was $46,713 and the annual total compensation of Mr. Hornbuckle was $25,329,156, resulting in a ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all other employees included in our calculations of 542:1. We believe this pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

Because the SEC rules for identifying the median of the annual total compensation of our employees and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to our pay ratio, as other companies have headquarters in different countries, have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

MGM Resorts International 2026 Proxy Statement	63

Pay Versus Performance

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between executive “compensation actually paid” (“CAP”), and certain financial performance measurements with respect to the Company. The Human Capital and Compensation Committee does not utilize CAP as a basis for making compensation decisions. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with th
e Co
mpany’s performance, refer to “Executive Compensation – Compensation Discussion and Analysis” on page 37.
PAY VS. PERFORMANCE TABLE

YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR PEO (MR. HORNBUCKLE) (A)	COMPENSATION ACTUALLY PAID TO PEO (MR. HORNBUCKLE) (B)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOs (C)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOs (B)(C)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET INCOME ($ THOUSANDS) (F)	RELATIVE TSR (G)
					TOTAL SHAREHOLDER RETURN (D)	PEER GROUP TOTAL SHAREHOLDER RETURN (E)

2025	$25,329,156	$25,905,860	$6,664,584	$6,899,345	$115.86	$81.82	$520,872	59th percentile

2024(H)	15,819,584	438,428	5,935,142	847,385	110.02	84.53	1,064,608	12t h percentile

2023	17,003,794	37,969,761	6,096,685	11,440,495	141.87	84.71	1,314,924	58th percentile

2022	16,238,075	6,386,343	5,467,867	2,842,563	106.47	65.00	206,731	35th percentile

2021	13,274,524	29,119,443	5,668,010	9,147,716	142.47	87.18	1,208,389	81st percentile

(A)
Amounts represent total compensation as reported for Mr. Hornbuckle for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Compensation Tables—Summary Compensation Table” in this and prior year reports.

(B)
Amounts represent CAP, as computed in accordance with Item 402(v) of Regulation
S-K.
Amounts do not reflect the actual amount of compensation earned by or paid to the PEOs or the NEOs during the applicable year.

64	MGM Resorts International 2026 Proxy Statement

Pay Versus Performance

Reconciliation of compensation actually paid to Mr. Hornbuckle and the other NEOs to amounts shown in the Summary Compensation Table

				MINUS	PLUS	PLUS/ (MINUS)	PLUS	PLUS/ (MINUS)	MINUS	EQUALS
	YEAR		SUMMARY COMPENSATION TABLE TOTAL ($)	REPORTED VALUE OF EQUITY AWARDS ($)	YEAR END FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS GRANTED DURING FISCAL YEAR ($)	YEAR OVER YEAR CHANGE IN FAIR VALUE OF OUTSTANDING UNVESTED EQUITY AWARDS GRANTED IN PRIOR FISCAL YEARS ($)	FAIR VALUE AT VESTING DATE OF EQUITY AWARDS GRANTED AND VESTED DURING THE FISCAL YEAR ($)	YEAR OVER YEAR CHANGE IN FAIR VALUE AS OF THE VESTING DATE (FROM THE END OF THE PRIOR FISCAL YEAR) OF EQUITY AWARDS GRANTED IN PRIOR YEARS VESTING DURING THE FISCAL YEAR ($)	FAIR VALUE AS OF END OF PRIOR FISCAL YEAR OF EQUITY AWARDS GRANTED IN PRIOR FISCAL YEAR THAT FAIL TO MEET THE APPLICABLE VESTING CONDITIONS DURING THE FISCAL YEAR ($)	COMPENSATION ACTUALLY PAID ($)

PEO (Hornbuckle)

	2025		$25,329,156	$(10,052,751)	$11,277,356	$(301,751)	$—	$(346,150)	$—	$25,905,860

	2024	(H)	15,819,584	(10,000,000)	7,883,536	(10,799,864)	—	(2,464,828)	—	438,428

	2023		17,003,794	(10,000,000)	12,922,612	6,984,340	—	11,059,015	—	37,969,761

	2022		16,238,075	(10,000,000)	10,933,421	(7,210,431)	—	(3,574,722)	—	6,386,343

	2021		13,274,524	(8,000,000)	8,065,872	12,016,295	—	3,762,752	—	29,119,443

Other Named Executive Officers (Average)

	2025		$6,664,584	$(3,703,574)	$4,131,283	$(89,965)	$—	$(102,983)	$—	$6,899,345

	2024	(H)	5,935,142	(3,250,000)	2,586,043	(3,407,574)	—	(675,301)	(340,925)	847,385

	2023		6,096,685	(3,125,000)	4,038,351	2,285,821	—	2,144,638	—	11,440,495

	2022		5,467,867	(3,125,000)	3,416,725	(2,007,681)	—	(909,348)	—	2,842,563

	2021		5,668,010	(3,209,438)	3,489,191	1,883,198	—	1,316,755	—	9,147,716
The following information is relevant to the above table. The Reported Value of Equity Awards column includes the values originally reported in the Stock Awards column in the Summary Compensation Table (SCT). Fair value computations with respect to Absolute TSR PSUs and Relative TSR PSUs were computed in accordance with FASB ASC 718 using a Monte Carlo simulation. Fair value computations with respect to RSUs were computed based on the value of MGM stock on the date of computation, i.e., the end of the calendar year, the date of vesting, or the date of forfeiture, as the case may be. Footnote (C) below contains the names of the Named Executive Officers included in the averages
.

(C)
Amounts represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Hornbuckle) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs included for purposes of calculating the average amounts in each applicable year are as follows: for 2025, 2024, 2023 and 2022, Messrs. Halkyard, Sanders, Fritz, and McManus; and for 2021, Messrs. Halkyard, Sanders, Mandadi, and McManus.

(D)
Cumulative TSR is calculated by assuming a $100 hypothetical investment at December 31, 2020 and then for each measurement period multiplying the value at the start of the measurement period by the number obtained by dividing (1) the sum of (A) the cumulative amount of dividends for the measurement period beginning December 31, 2020 (assuming dividend reinvestment), and (B) the difference between the Company’s share price at the end and the beginning of the measurement period by (2) the Company’s share price at the beginning of the measurement period.

(E)
Represents the weighted peer group TSR of the companies included in the Dow Jones U.S. Gambling Index by tracking the performance of a $100 hypothetical investment in the common stock of the constituent companies (including dividend reinvestment) from December 31, 2020, through the end of each respective period presented in the table above.

(F)	Represents the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(G)
Based on the S&P1500 Hotels, Restaurants and Leisure Index constituents, using the constituents in the index as of January 1, 2025. This change reflects the fact that in 2025 MGM changed to this index (from the S&P 500) for computing Relative TSR for its Relative TSR PSUs.

(H)
CAP for 2024 was revised due to the correction of an error in the calculation of the change in fair value as of the vesting date (from the end of the prior fiscal year) of equity awards granted in prior years vesting during the fiscal year.

MGM Resorts International 2026 Proxy Statement	65

Pay Versus Performance

Financial Performance Measures
The three most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

•	Total Shareholder Return (“TSR”).

•	Relative TSR, measured with respect to the S&P 1500 Hotels, Restaurants and Leisure Index.

•	Stock Price.
Analysis of the Information Presented in the Pay versus Performance Table
As described in greater detail in “Executive Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance
philosophy. The Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following graphs to illustrate the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid Versus TSR 2021-2025

Pay Versus TSR 2021-2025
$160
$120
$80
$40
$0
$40
$30
$20
$10
$0
Indexed Total Shareholder Return
Compensation Actually Paid ($ Mil.)
2021
2022
2023
2024
2025
CAP to PEO (Hornbuckle)
Avg. CAP to Other NEOs
Co. TSR
Peer TSR

66	MGM Resorts International 2026 Proxy Statement

Pay Versus Performance

Compensation Actually Paid Versus Net Income 2021-2025

Pay Versus Net Income 2021-2025
$1,600
$1,200
$800
$400
$0
Net Income ($Mil.)
$40
$30
$20
$10
$0
Compensation Actually Paid ($ Mil.)
2021
2022
2023
2024
2025
CAP to PEO (Hornbuckle)
Avg. CAP to Other NEOs
Net Income

Compensation Actually Paid Versus
One-Year
Relative TSR vs. S&P 1500 Hotels, Restaurants and Leisure Index Constituents

Pay Versus One-Year Relative TSR vs. S&P 1500 Hotels, Restaurants and Leisure
100%
75%
50%
25%
0%
One-Year Relative TSR vs. S&P 1500 Hotels, Restaurants and Leisure Index
$40
$30
$20
$10
$0
Compensation Actually Paid ($ Mil.)
2021
2022
2023
2024
2025
CAP to PEO (Hornbuckle)
Avg. CAP to Other NEOs
One-Year Relative TSR vs. S&P 1500 Hotels, Restaurants and Leisure Index

MGM Resorts International 2026 Proxy Statement	67

Notice Concerning Stockholder Proposals and Nominations

NOTICE CONCERNING STOCKHOLDER
PROPOSALS AND NOMINATIONS
We intend to hold our 2027 annual meeting of stockholders in May 2027. Proposals of stockholders intended to be presented at the
2027
annual meeting of stockholders submitted in accordance with Rule
14a-8
of Regulation 14A under the Exchange Act, must be received by the Secretary of the Company at the following address: Corporate Secretary, MGM Resorts International, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109, Attention: Stockholder Communications on or before November 27, 2026 in order to be considered by the Board for inclusion in the form of proxy and proxy statement to be issued by the Board for that meeting. We expect that the 2027 annual meeting will also be held online and as a virtual meeting only.
Our Amended and Restated Bylaws require that any stockholder proposal that is not submitted for inclusion in next year’s proxy statement under Rule
14a-8,
but is instead sought to be presented directly at the 2027 annual meeting of stockholders, must be received by us no earlier than January 6, 2027 and no later than February 5, 2027 and otherwise comply with the requirements in our Amended and Restated Bylaws. The Amended and Restated Bylaws also require that any stockholder nominations for director candidates under the Company’s proxy access provisions must be received by us no earlier than October 28, 2026 and no later than November 27, 2026. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule
14a-19
under the Exchange Act no later than March 9, 2027. All such stockholder proposals and nominations shall be delivered to the Secretary of the Company, by the stated deadline, at the following address: Corporate Secretary, MGM Resorts International, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109, Attention: Stockholder Communications. If we do not receive your proposal or nomination by the appropriate deadline and in accordance with the terms of our Amended and Restated Bylaws, then it may not properly be brought before the 2027 annual meeting of stockholders. The fact that we may not insist upon compliance with these requirements should not be construed as a waiver by us of our right to do so in the future.

68	MGM Resorts International 2026 Proxy Statement

MGM RESORTS
INTERNATIONAL®

BELLAGIO · Aria · Vdara · THE COSMOPOLITAN™ of LAS VEGAS · MGM GRAND LAS VEGAS · THE SIGNATURE AT MGM GRAND · MANDALAY BAY

W LAS VEGAS · PARK MGM · THE RESERVE • AT PARK MGM • · NEW YORK NEW YORK LAS VEGAS HOTEL & CASINO · LUXOR · Excalibur · Beau Rivage

Borgata · MGM GRAND DETROIT · EMPIRE CITY CASINO · MGM NATIONAL HARBOR · MGM SPRINGFIELD · MGM NORTHFIELD PARK · MGM MACAU™ · MGM COTAI

MGM
REWARDS™

SCAN TO VIEW MATERIALS & VOTE MGM RESORTS INTERNATIONAL ATTN: CORPORATE SECRETARY 3600 LAS VEGAS BLVD. SOUTH LAS VEGAS, NEVADA 89109 VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 8:59 P.M. Pacific Time on May 5, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/MGM2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 8:59 P.M. Pacific Time on May 5, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V87018-P45775 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: MGM RESORTS INTERNATIONAL 1. Election of Directors Nominees: For Against Abstain For Against Abstain For Against Abstain 1a. Keith Barr 1b. Barry Diller 1c. William J. Hornbuckle 1d. Donna Langley 1e. Joey Levin 1f. Rose McKinney-James 1g. Keith A. Meister 1h. Paul Salem 1i. Jan G. Swartz 1j. Daniel J. Taylor 1k. Ben Winston The Board of Directors recommends you vote FOR proposals 2 and 3. 2. To ratify the selection of Deloitte & Touche LLP, as the independent registered public accounting firm for the year ending December 31, 2026. 3. To approve, on an advisory basis, the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and AR/10-K/10-K Wrap are available at www.proxyvote.com V87019-P45775 MGM RESORTS INTERNATIONAL This proxy is solicited by the Board of Directors Annual Meeting of Stockholders May 6, 2026 10:00 AM Pacific Time The undersigned hereby appoints KEITH MEISTER, JAN G. SWARTZ and DANIEL J. TAYLOR, and each of them, Proxies, with full power of substitution, to represent and vote all shares of common stock of MGM RESORTS INTERNATIONAL which the undersigned would be entitled to vote if virtually present at the Annual Meeting of Stockholders of MGM Resorts International and at any adjournments or postponements thereof, on the proposals set forth on the reverse side, and in their discretion, upon any other business that may properly come before the meeting (and any postponement(s) or adjournment(s)). The meeting will be held via live webcast on the Internet at www.virtualshareholdermeeting.com/MGM2026, on May 6, 2026, at 10:00 AM, Pacific Time. The undersigned hereby acknowledges receipt of the Important Notice Regarding the Availability of Proxy Materials and revokes any and all proxies heretofore given with respect to such meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side